As filed with the Securities and Exchange Commission on October 25, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2


| |  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     FILE NO. 333-100444


|X|  PRE-EFFECTIVE AMENDMENT NO. 1


| |  POST-EFFECTIVE AMENDMENT NO.


                                     AND/OR


| | REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 FILE NO. 811-21227


|X|  AMENDMENT NO. 1




                        EATON VANCE INSURED PENNSYLVANIA
                               MUNICIPAL BOND FUND
                EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER


     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (NUMBER, STREET, CITY, STATE, ZIP CODE)

                                 (617) 482-8260
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109 NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE) OF AGENT FOR SERVICE

                          COPIES OF COMMUNICATIONS TO:


       MARK P. GOSHKO, ESQ.                       THOMAS A. HALE, ESQ.
    KIRKPATRICK & LOCKHART LLP                    SKADDEN, ARPS, SLATE,
          75 STATE STREET                    MEAGHER & FLOM, LLP (ILLINOIS)
    BOSTON, MASSACHUSETTS 02109                    333 WACKER DRIVE
                                                CHICAGO, ILLINOIS 60606



    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |__|

     It is proposed that this filing will become effective (check appropriate box):
         |X| when declared effective pursuant to Section 8(c)



CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
======================================= ================= =================== ================ ====================
                                                               PROPOSED          PROPOSED
                                          AMOUNT BEING         MAXIMUM            MAXIMUM           AMOUNT OF
                                           REGISTERED          OFFERING          AGGREGATE      REGISTRATION FEES
 TITLE OF SECURITIES BEING REGISTERED         (1)           PRICE PER UNIT    OFFERING PRICE        (1)(2)(3)
                                                                 (1)                (1)
--------------------------------------- ----------------- ------------------- ---------------- --------------------
Common Shares of Beneficial Interest,     66,667                 $15.00         $1,000,000            $92
$.01 par value

======================================= ================= =================== ================ ====================


(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2) Includes shares that may be offered by the Underwriters pursuant to an option to cover over-allotments.

(3) A registration fee of $92 was previously paid in connection with the initial filing.


                      ------------------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.


PRELIMINARY PROSPECTUS           Subject to completion          October 28, 2002

--------------------------------------------------------------------------------


                               SHARES


                EATON VANCE INSURED

                PENNSYLVANIA MUNICIPAL BOND FUND


                COMMON SHARES
[EATON VANCE LOGO]

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE. Eaton Vance Insured Pennsylvania Municipal Bond Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes.



PORTFOLIO CONTENTS. The Fund will seek to achieve its investment objective by investing primarily in high grade state municipal obligations that are insured as to the timely payment of principal and interest and are not subject to alternative minimum tax. The Fund's net asset value and distribution rate will vary and may be affected by several factors, including changes in interest rates and the credit quality of municipal issuers. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors, particularly those that are not subject to federal income tax and Pennsylvania state and local taxes. There is no assurance that the Fund will achieve its investment objective.



INVESTMENT ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance and certain of its subsidiaries manage 55 different municipal bond funds with combined assets of about $8.9 billion, including 3 Pennsylvania municipal bond funds with combined assets of about $341.8 million.



EXCHANGE LISTING. The Fund has applied for the listing of its common shares on the American Stock Exchange under the symbol "EIP." Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.



INVESTING IN SHARES INVOLVES CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS" BEGINNING AT PAGE 9.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                              PRICE TO PUBLIC   SALES LOAD   PROCEEDS TO FUND
-------------------------------------------------------------------------------------------------------------
Per share                                                     $        15.000   $    0.675   $         14.325
-------------------------------------------------------------------------------------------------------------
Total                                                         $                 $            $
-------------------------------------------------------------------------------------------------------------



In addition to the sales load, the Fund will pay organizational and offering
expenses of up to $0.03 per share, estimated to total $          , which will
reduce the "Proceeds to Fund" (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.



The underwriters are offering the shares subject to various conditions and
expect to deliver the shares to purchasers on or about           , 2002.



               UBS WARBURG                    MERRILL LYNCH & CO.



A.G. EDWARDS & SONS, INC.        PRUDENTIAL SECURITIES       WACHOVIA SECURITIES



JANNEY MONTGOMERY SCOTT LLC          ADVEST, INC.          FAHNESTOCK & CO. INC.

--------------------------------------------------------------------------------

(continued from previous page)


The Fund expects to use financial leverage through the issuance of preferred shares, initially equal to approximately 38% of its gross assets (including the amount obtained through leverage). The Fund intends to use leverage if it is expected to result in higher income to shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS--USE OF LEVERAGE AND RELATED RISKS" AT PAGE 16 AND "DESCRIPTION OF CAPITAL STRUCTURE" AT PAGE 28.



This Prospectus sets forth concisely information you should know before investing in the common shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated
          , 2002, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 37 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.



The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



The underwriters named in the Prospectus may purchase up to           additional
shares from the Fund under certain circumstances.



You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.



Until           , 2002 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


TABLE OF CONTENTS
--------------------------------------------------------------------------------


Prospectus summary....................    1
Summary of Fund expenses..............    7
The Fund..............................    9
Use of proceeds.......................    9
Investment objective, policies and
  risks...............................    9
Management of the Fund................   23
Distributions and taxes...............   24
Dividend reinvestment plan............   27
Description of capital structure......   28
Underwriting..........................   33
Shareholder Servicing Agent, custodian
  and transfer agent..................   35
Legal opinions........................   35
Reports to stockholders...............   36
Independent auditors..................   36
Additional information................   36
Table of contents for the Statement of
  Additional Information..............   37


--------------------------------------------------------------------------------

Prospectus summary


This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.


THE FUND


Eaton Vance Insured Pennsylvania Municipal Bond Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund offers investors the opportunity to receive current income exempt from federal income tax, including alternative minimum tax, and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes, through a professionally managed portfolio of municipal obligations. Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser") research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors. An investment in the Fund may not be appropriate for all investors, particularly those that are not subject to federal and Pennsylvania state and local taxes. There is no assurance that the Fund will achieve its investment objective.


THE OFFERING


The Fund is offering        common shares of beneficial interest, par value
$0.01 per share (the "Shares"), through a group of underwriters (the "Underwriters") led by UBS Warburg LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Underwriters have been granted an option to purchase up to additional Shares solely to cover over-allotments, if any. The initial public offering price is $15.00 per share. The minimum purchase in this offering is 100 Shares ($1,500). See "Underwriting." Eaton Vance, or an affiliate, has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales loads) that exceed $0.03 per Share.


INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. There is no assurance that the Fund will achieve its investment objective.


During normal market conditions, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes ("municipal obligations"), and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"). This insurance does not protect the market value of such obligations or the net asset value of the Fund. The value of a municipal obligation will be affected by the credit standing of its insurer.



The Fund primarily invests in high grade municipal obligations. At least 80% of the Fund's total assets will normally be invested in municipal obligations rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). Up to 20% of the Fund's total assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated obligations. Accordingly, the Fund does not intend to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.

The Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.


The Fund will not invest in municipal obligations that are collateralized by the proceeds from class action or other litigation against the tobacco industry.



The Fund may invest up to 10% of its total assets in residual interest municipal obligations known as inverse floaters. Compared to similar fixed rate municipal obligations, the value of these obligations will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal obligations will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such obligations are held by the Fund, an increase in short or long-term market interest rates will adversely affect the income received from such obligations or the net asset value of Fund shares. To the extent the Fund has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund income available for distribution.



The Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices and may enter into interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes. Distributions by the Fund of any income or gains realized on the Fund's transactions in such instruments generally will be taxable. Guidelines of any rating organization that rates any preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.


LISTING


The Fund has applied for the listing of its common shares on the American Stock Exchange under the symbol "EIP."


LEVERAGE


The Fund expects to use financial leverage through the issuance of preferred shares. The Fund intends initially to use financial leverage of approximately 38% of its gross assets (including the amount obtained through leverage). The Fund generally will not use leverage if it anticipates that it would result in a lower return to holders of the Shares ("Shareholders") over time. Use of financial leverage creates an opportunity for increased income for Shareholders but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to issue preferred shares approximately one to three months after completion of this offering, subject to market conditions and to the Fund's receipt of a AAA/Aaa credit rating on such preferred shares from a nationally recognized statistical rating organization ("Rating Agency") (typically, Moody's, S&P or Fitch). See "Investment objective, policies and risks--Use of leverage and related risks."


INVESTMENT ADVISER AND ADMINISTRATOR


Eaton Vance, an indirect wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator. The Adviser and certain of its subsidiaries manage 5 national municipal funds, 41 single state municipal funds, 8 limited maturity municipal funds and 1 money market municipal fund with combined assets of about $8.9 billion as of September 30, 2002. Thirteen of the funds are closed-end. See "Management of the Fund."

DISTRIBUTIONS


Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Shareholders at a level rate based on the projected performance of the Fund. The Fund's ability to maintain a level Share dividend rate will depend on a number of factors, including dividends payable on the preferred shares. As portfolio and market conditions change, the rate of dividends on the Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding preferred shares). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to Shareholders so long as the net capital gain and taxable ordinary income are not included in distributions made with respect to preferred shares. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Shareholders may elect to automatically reinvest some or all of their distributions in additional Shares under the Fund's dividend reinvestment plan. See "Distributions and taxes" and "Dividend reinvestment plan."


DIVIDEND REINVESTMENT PLAN


The Fund has established a dividend reinvestment plan (the "Plan"). Under the Plan, a Shareholder may elect to have all dividend and capital gain distributions automatically reinvested in additional Shares either purchased in the open market, or newly issued by the Fund if the Shares are trading at or above their net asset value. Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. if Shareholders do not participate, such Shareholders will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend reinvestment plan."


CLOSED-END STRUCTURE


Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Fund's Board of Trustees (the "Board"), in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. See "Description of capital structure."

SPECIAL RISK CONSIDERATIONS

NO OPERATING HISTORY
The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INTEREST RATE AND MARKET RISK

The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities or durations tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund's Shares. This risk is usually greater among municipal obligations with longer maturities or durations or when the Fund holds residual interest municipal obligations. Although the Fund has no policy governing the maturities or durations of its investments, the Fund expects that it will invest in a portfolio of longer-term securities. This means that the Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than coupon bonds that make regular interest payments. Because the Fund may invest in these types of debt securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.


INCOME RISK

The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If long-term interest rates drop, investors' income from the Fund over time could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund has residual interest municipal obligations.


CALL AND OTHER REINVESTMENT RISKS
If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends and could affect the market price of Shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earnings rate.

CREDIT RISK
Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.

LIQUIDITY RISK
Although the Fund does not currently intend to, at times, the Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

MUNICIPAL BOND MARKET
Certain obligations in which the Fund will invest will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. Therefore, the amount of public information available about portfolio securities will be limited, and the performance of the Fund is more dependent on the analytical abilities of Eaton Vance than would be the case for an investment company that invests primarily in registered or exchange-listed securities.

MUNICIPAL BOND INSURANCE
In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance (as defined below) issued by such insurer also would be of reduced quality in the portfolio of the Fund. Any such downgrade could have an adverse impact on the net asset value and market price of the Shares.

In addition, to the extent the Fund employs Portfolio Insurance, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. The Fund does not expect these guidelines to prevent Eaton Vance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

PENNSYLVANIA CONCENTRATION
The Fund's policy of investing primarily in municipal obligations of issuers located in Pennsylvania makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers.

SECTOR AND TERRITORY CONCENTRATION

The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same U.S. territory or in the same economic sector, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals, and obligations of the education and transportation sectors. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular territory or economic sector.


EFFECTS OF LEVERAGE
The use of leverage through issuance of preferred shares by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to use leverage to provide the holders of Shares with a potentially higher return. Leverage creates risks for holders of Shares, including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in dividend rates on any preferred shares may affect the return to Shareholders. It is anticipated that preferred share dividends will be based on the yields of short-term municipal obligations, while the proceeds of any preferred share offering will be invested in longer-term municipal obligations, which typically have higher yields. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate.


Investment by the Fund in residual interest municipal obligations may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's income and distributions to Shareholders. In addition, under current federal income tax law, the Fund is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Fund to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. As discussed under "Management of the Fund," the fee paid to Eaton Vance will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares, so the fees will be higher when leverage is utilized. See "Investment objective, policies and risks--Use of leverage and related risks."



The Fund currently intends to seek a Aaa/AAA grade rating on any preferred shares from a Rating Agency. The Fund may be subject to investment restrictions of the Rating Agency as a result. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the "Investment Company Act" or "1940 Act"). It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objective and policies. See "Description of capital structure--Preferred shares."



Financial leverage may also be achieved through the purchase of certain derivative instruments. The Fund's use of residual interest municipal obligations and other derivate instruments exposes the Fund to special risks. Such transactions may result in the Fund earning taxable income or gains. See "Investment objective, policies and risks--Additional investment practices" and "--Additional risk considerations."


MARKET PRICE OF SHARES
The shares of closed-end investment companies often trade at a discount from their net asset value, and the Fund's Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Shares may be less than the public offering price. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

NON-DIVERSIFICATION
The Fund has registered as a "non-diversified" investment company under the 1940 Act. For federal income tax purposes, the Fund, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

CERTAIN TAX CONSIDERATIONS

Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. See "Distributions and taxes."


ANTI-TAKEOVER PROVISIONS

The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of capital structure--Anti-takeover provisions in the Declaration of Trust."

Summary of Fund expenses



The purpose of the table below is to help you understand all fees and expenses that you, as a Shareholder, would bear directly or indirectly. The following table assumes the issuance of preferred shares in an amount equal to 38% of the Fund's total assets (after issuance), and shows Fund expenses as a percentage of net assets attributable to common shares.



Shareholder transaction expenses
    Sales load paid by you (as a percentage of offering
     price).................................................   4.50%
    Offering expenses borne by the Fund.....................   0.20%(1)(2)
    Dividend reinvestment plan fees.........................    None(3)



                                             PERCENTAGE OF NET ASSETS
                                                         ATTRIBUTABLE
                                                     TO COMMON SHARES
                                               (ASSUMING THE ISSUANCE
                                              OF PREFERRED SHARES)(4)
---------------------------------------------------------------------
Annual expenses
    Investment advisory fee.................................   0.89%
    Other expenses..........................................   0.38%
                                                              --
    Total annual expenses...................................   1.27%
    Fee and expense reimbursements (years 1-5)..............  (0.24)%(5)
                                                              --
    Total net annual expenses (years 1-5)...................   1.03%(5)
                                                              --


------------

(1) Eaton Vance or an affiliate has agreed to bear all offering and organizational expenses (other than sales load) that exceed $0.03 per Share.


(2) If the Fund offers preferred shares, costs of that offering, estimated to be slightly more than 1% of the total amount of the preferred share offering, will effectively be borne by common shareholders and result in the reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 38% of the Fund's total assets (after issuance), those offering costs are estimated to be not more than approximately $673,000 or $0.100 per common share (0.67% of the offering price).


(3) You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Shares held in a dividend reinvestment account.

(4) Stated as percentages of net assets attributable to common shares assuming no issuance of preferred shares or borrowings, the Fund's expenses would be estimated to be as follows:


                                             PERCENTAGE OF NET ASSETS
                                                         ATTRIBUTABLE
                                                     TO COMMON SHARES
                                        (ASSUMING NO PREFERRED SHARES
                                           ARE ISSUED OR OUTSTANDING)
---------------------------------------------------------------------
Annual expenses
    Investment advisory fee.................................   0.55%
    Other expenses..........................................   0.20%
                                                              --
    Total annual expenses...................................   0.75%
    Fees and expense reimbursements (years 1-5).............  (0.15)%(5)
                                                              --
    Total net annual expenses (years 1-5)...................   0.60%(5)
                                                              --

(5) Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.15% of average weekly total assets of the Fund for the first 5 full years of the Fund's operations, 0.10% of average weekly total assets of the Fund in year 6, and 0.05% in year 7. For this purpose, total assets (and gross assets in "Management of the Fund--The Adviser") shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Without the reimbursement, Total net annual expenses would be estimated to be 1.27% of average weekly net assets (or, assuming no issuance of preferred shares or borrowing, 0.75% of average weekly net assets) attributable to common shares.



The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 6,666,667 common shares. See "Management of the Fund" and "Dividend Reinvestment Plan."



The following example illustrates the expenses that you would pay on a $1,000 investment in common shares (including the sales load of $45.00, estimated offering expenses of this offering of $2 and the estimated preferred share offering costs assuming preferred shares are issued representing 38% of the Fund's total assets (after issuance) of $6.70), assuming (1) total net annual expenses of 1.03% of net assets attributable to common shares in years 1 through 5, increasing to 1.27% in years 8, 9, and 10 and (2) a 5% annual return(1):



1 YEAR    3 YEARS    5 YEARS    10 YEARS (2)
--------------------------------------------
 $64        $85       $108          $185



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

------------


(1) The example assumes that the estimated Other expenses set forth in the Annual expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.



(2) Assumes reimbursement of fees and expenses of 0.10% of average weekly total assets of the Fund in year 6, 0.05% in year 7 and no reimbursement of fees or expenses in years 8, 9 and 10. Eaton Vance has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2009.

--------------------------------------------------------------------------------


The Fund



The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 3, 2002, pursuant to a Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.


This Prospectus relates to the initial public offering of the Fund's common shares of beneficial interest, $0.01 par value (the "Shares"). See "Underwriting."

Use of proceeds


The net proceeds of this offering of Shares will be approximately $     (or
$     assuming exercise of the Underwriters' over-allotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objective and policies as soon as practicable, but, in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term municipal debt securities. Eaton Vance or an affiliate has agreed to pay all offering and organizational expenses of the Fund that exceed $0.03 per Share.


Investment objective, policies and risks

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. This income will be earned by investing primarily in high grade municipal obligations (as defined below) that are insured as to the timely payment of principal and interest. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors.

Eaton Vance seeks to find municipal obligations of high quality that have been undervalued in the marketplace. Eaton Vance's team of research analysts, traders and portfolio managers are devoted exclusively to analyzing municipal securities. The team's goal is to find municipal bonds of high quality that have been undervalued in the marketplace due to differing dynamics in individual sectors of the municipal bond market, municipal bond supply, and the structure of individual bonds, especially in regard to maturities, coupons, and call dates. Eaton Vance's team of professionals monitors historical and current yield spreads to find relative value in the marketplace. This research capability is key to identifying trends that impact the yield-spread relationship of all bonds, including those in the insured sector.

PRIMARY INVESTMENT POLICIES


GENERAL COMPOSITION OF THE FUND

During normal market conditions, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------


personal property taxes ("municipal obligations" or "municipal bonds") and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"). This insurance does not protect the market value of such obligations or the net asset value of the Fund. The value of an insured municipal obligation will be affected by the credit standing of its insurer. The Fund primarily invests in high grade municipal obligations. At least 80% of the Fund's total assets will normally be invested in municipal obligations rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). Up to 20% of the Fund's total assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated obligations. Accordingly, the Fund does not intend to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.


The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

The Fund has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a Shareholder vote. Except for such restrictions and the 80% requirement pertaining to investment in municipal and insured municipal obligations set forth above, the investment objective and policies of the Fund may be changed by the Board without Shareholder action.

The Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.


The Fund will not invest in municipal obligations that are collateralized by the proceeds from class action or other litigation against the tobacco industry.


MUNICIPAL OBLIGATIONS
Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax, including alternative minimum tax. The municipal obligations in which the Fund will invest are generally issued by Pennsylvania issuers and pay interest that is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from Pennsylvania state and local taxes and are in the form of an investment exempt from Pennsylvania personal property taxes, in addition to paying interest exempt from federal income tax, including alternative minimum tax. The Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax, including alternative minimum tax and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes.

Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes.

--------------------------------------------------------------------------------
 10

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.


The Fund may invest up to 10% of its total assets in residual interest municipal obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and the use of leverage likely will adversely affect the Fund's income and distributions to Shareholders.


Some of the obligations in which the Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute substantially all of its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

MUNICIPAL OBLIGATION INSURANCE GENERALLY

Insured municipal obligations held by the Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the municipal obligation at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the municipal obligation's original issuance ("Secondary Market Insurance") or (iii) another municipal insurance policy purchased by the Fund ("Portfolio Insurance"). This insurance does not protect the market value of such obligations or the net asset value of the Fund. The Fund expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). The Fund may obtain Portfolio Insurance from the insurers described in Appendix D to the Statement of Additional Information. As a non-fundamental policy that can be changed by the Fund's Board of Trustees (the "Board"), the Fund will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Fund's assets that may be invested in municipal bonds insured by any one insurer.


Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of "Aaa" or "AAA", as the case may be, by virtue of the rating of the "Aaa" or "AAA" claims-paying ability of the insurer and would generally be assigned a lower rating if

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below "Aaa" or "AAA." While in the portfolio of the Fund, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

The Fund's policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer or withdraws its assessment. In this connection, it should be noted that in the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade or withdraw their assessments subsequent to the time the Fund purchases securities.

The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.


ORIGINAL ISSUE INSURANCE

Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

--------------------------------------------------------------------------------
 12

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------


SECONDARY MARKET INSURANCE

Subsequent to the time of original issuance of a municipal bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.


One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Fund to enhance the value of the security. The Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in the Adviser's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in the Adviser's opinion, the net proceeds of the Fund's sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards the insurer has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.



PORTFOLIO INSURANCE

Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Fund and presently held by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

If a municipal obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Fund, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.


In determining whether to insure municipal bonds held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.


Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. The Fund's Board generally will reserve the right to terminate

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Fund.


One or more Portfolio Insurance policies may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in the Adviser's opinion, upon its exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.


The Portfolio Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of the Fund's obligations, whether or not the obligations are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the municipal bonds held by the Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from 12 to 18 basis points of the value of the municipal bonds covered under the policy.

Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's Shares.

OTHER TYPES OF CREDIT SUPPORT
The Fund may also invest in uninsured municipal obligations that are secured by an escrow or trust account that contains securities issued or guaranteed by the U.S. Government, its agencies or

--------------------------------------------------------------------------------
 14

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------


instrumentalities, that are backed by the full faith and credit of the United States, and that are sufficient in amount, in combination with available trustee-held funds, to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond. Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, U.S. Government agency or instrumentality securities. These obligations will not be subject to Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of the foregoing credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations. The credit quality of companies that provide such credit enhancements will affect the value of those securities.


ADDITIONAL INVESTMENT PRACTICES

WHEN-ISSUED SECURITIES
The Fund may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than what the Fund agreed to pay for them. The Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

FUTURES TRANSACTIONS
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to the Fund. Distributions by the Fund of any gains realized on the Fund's transactions in futures and options on futures will be taxable. Rating Agency guidelines on any preferred shares issued by the Fund may limit use of these transactions.

INTEREST RATE SWAPS AND FORWARD RATE CONTRACTS

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

INVESTMENT COMPANY SECURITIES
The Fund may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Fund, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that the Fund will incur indirectly.

MUNICIPAL LEASES
The Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by the state or local government to acquire equipment and facilities.

USE OF LEVERAGE AND RELATED RISKS

The Fund expects to use leverage through the issuance of preferred shares. The Fund initially intends to use leverage of approximately 38% of its gross assets (including the amount obtained from leverage). The Fund generally will not use leverage if the Adviser anticipates that it would result in a lower return to Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares. As discussed under "Description of capital structure," the Fund's issuance of preferred shares may alter the voting power of common shareholders.


Capital raised through leverage will be subject to dividend payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on Shares or to engage in other activities. The issuance of a class of preferred shares having priority over the Fund's Shares creates an opportunity for greater return per Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and

--------------------------------------------------------------------------------
 16

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies that may issue ratings for any preferred shares issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. In addition, under current federal income tax law, the Fund is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Fund to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. Normally, holders of the Shares will elect five of the Trustees of the Fund and holders of any preferred shares will elect two. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.


To qualify for federal income taxation as a "regulated investment company," the Fund must distribute in each taxable year at least 90% of its net investment income (including net tax-exempt interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its taxable income and capital gain net income, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special dividend. This dividend can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.


The Fund's willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.


Assuming the utilization of leverage in the amount of 38% of the Fund's gross assets and an annual dividend rate on preferred shares of 1.50% payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such dividend payments is 0.57%. The Fund's actual cost of leverage will be based on market


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Fund's Shares of leverage in the amount of approximately 38% of the Fund's gross assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.



Assumed portfolio return (net of
  expenses)................................      (10)%      (5)%       0%      5%     10%
Corresponding Share return assuming 38%
  leverage.................................   (17.05)%   (8.98)%   (0.92)%  7.15%  15.21%


Until the Fund issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

ADDITIONAL RISK CONSIDERATIONS

NO OPERATING HISTORY
The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INTEREST RATE AND MARKET RISK
The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund's Shares. This risk is usually greater among municipal obligations with longer maturities or durations. Although the Fund has no policy governing the maturities or durations of its investments, the Fund expects that it will invest in a portfolio of longer-term securities. This means that the Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than coupon bonds that make regular interest payments. Because the Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

The Fund may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed-rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of Fund shares. To the extent that the Fund has preferred shares outstanding, an increase in short-term rates would also result in an increase cost of leverage, which would adversely affect the Fund's income available for distribution.

--------------------------------------------------------------------------------
 18

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

INCOME RISK

The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If long-term interest rates drop, investors' income from the Fund over time could drop as well if the Fund purchases securities with lower interest coupons.


CALL AND OTHER REINVESTMENT RISKS
If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends and possibly could affect the market price of Shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earnings rate.

CREDIT RISK
Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. Securities rated in the fourth highest category are considered investment grade but they also may have some speculative characteristics.

Changes in the credit quality of the issuers of municipal obligations held by the Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

PENNSYLVANIA CONCENTRATION

As described above, the Fund will invest substantially all of its net assets in municipal obligations that are exempt from Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Pennsylvania. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.



The Commonwealth of Pennsylvania, the sixth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------


railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for many major corporations. Pennsylvania's average annual unemployment rate for each year since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for July 2002 was 5.4% and for the United States for July 2002 was 5.9%. The population of Pennsylvania, 12.28 million people in 2001 according to the U.S. Bureau of the Census, represents a population growing slower than the United States with a higher portion than the United States comprised of persons between 45 and 65 years of age. Per capita income in Pennsylvania for 2001 of $30,720 was higher than the per capita income of the United States of $30,472.



The General Fund, the Commonwealth's largest fund, receives all tax receipts, non-tax revenues, federal grants and entitlements that are not specified by law to be deposited elsewhere. Debt service on all bond indebtedness, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal year 2001 with a balance of $4,485 million.



The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $6,032.6 million at June 30, 2002. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At October 1, 2002 all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa2 by Moody's. There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2007, the Commonwealth has projected that it will issue bonds totaling $2,644 million and retire bonded debt in the principal amount of $2,629.2 million.



Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. These agencies and their outstanding debt as of June 30, 2002 include the Delaware River Joint Toll Bridge Commission ($76.6 million), the Delaware River Port Authority ($1,324.8 million), the Pennsylvania Economic Development Financing Authority ($1,576.4 million), the Pennsylvania Energy Development Authority ($65.8 million), the Pennsylvania Higher Education Assistance Agency ($3,418.9 million), the Pennsylvania Higher Education Facilities Authority ($3,968 million), the Pennsylvania Industrial Development Authority ($556.6 million), the Pennsylvania Infrastructure Investment Authority ($171.6 million), the Pennsylvania Turnpike Commission ($2,138.7 million), and the state Public School Building Authority ($523.9 million).



The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the Commonwealth, which had $2,974.9 million in bonds outstanding at June 30, 2002, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.



Numerous local government units in Pennsylvania issue general obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district


--------------------------------------------------------------------------------
 20

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------


obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt (i.e., that approved by the voters) is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.



Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor appointment formula used for the apportionment of capital stock value in the franchise tax. Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the constitutionality of the statutory scheme for county funding of the judicial system. Powell v. Ridge involves a challenge to Pennsylvania's system for funding public schools on the grounds that such system has the effect of discriminating on the basis of race in violation of Title VI of the Civil Rights Act of 1964. The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.



The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and the creditworthiness of certain non-Commonwealth related obligors, depending upon the Fund's portfolio mix at any given time. Adverse changes to state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligors of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor).



The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Pennsylvania municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of municipal obligations held by the Fund are subject. Additionally, many factors including national economic, social and environment policies and conditions, which are not within the control of the issuers could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal obligations, the market value or marketability of municipal obligations or the ability of the respective issuers of the municipal obligations acquired by the Fund to pay the principal of or interest on the municipal obligations. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal bonds in Pennsylvania.


SECTOR AND TERRITORY CONCENTRATION

The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same U.S. territory or in municipal obligations in the same economic sector, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a territory's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals;


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------


and obligations of the education and transportation sectors. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular territory or economic sector. For example, health care related issuers are susceptible to Medicaid reimbursement policies and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of Fund Shares.


LIQUIDITY RISK
At times, a portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The Fund has no limitation on the amount of its assets, which may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices.

MUNICIPAL BOND MARKET RISK
Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal obligations in the Fund's portfolio is generally less than for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or taxable bond fund.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

MUNICIPAL BOND INSURANCE

In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal obligations insured by such insurer, and municipal obligations insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Any such downgrade could have an adverse impact on the net asset value and market price of the Shares. See "Primary investment policies--Municipal obligation insurance generally" above.


In addition, to the extent the Fund employs Portfolio Insurance, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. The Fund does not expect these guidelines to prevent Eaton Vance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

MARKET PRICE OF SHARES
The Fund is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Shares may likewise trade at a discount

--------------------------------------------------------------------------------
 22

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

from net asset value. The trading price of the Fund's Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Shares. This market price risk may be greater for investors who sell their Shares within a relatively short period after completion of this offering.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to Shareholders.


NON-DIVERSIFICATION
The Fund has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.


Management of the Fund


BOARD OF TRUSTEES


The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board of Trustees under the laws of The Commonwealth of Massachusetts and the Investment Company Act.


THE ADVISER


Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $53 billion as of September 30, 2002. Eaton Vance an indirect, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.



Eaton Vance employs 25 personnel in its municipal bond department, including five portfolio managers, three traders and nine credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance and certain of its subsidiaries currently manage 5 national municipal investment companies, 41 single state municipal investment companies, 8 limited maturity municipal investment companies and 1 money market municipal investment company, with assets of about $8.9 billion. Thirteen of those funds are closed-end and 3 are Pennsylvania funds with about $341.8 million in assets.


Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------


program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.55% of the average weekly gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. During periods in which the Fund is using leverage the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares.


Cynthia J. Clemson is the portfolio manager of the Fund and is responsible for day-to-day management of the Fund's investments. Ms. Clemson also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance.

The Fund and the Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code.

Eaton Vance serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund. Under an Administration Agreement with the Fund ("Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business.

Distributions and taxes


The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. The Fund will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. While there are any preferred shares outstanding, the Fund might not be permitted to declare any cash dividend or other distribution on its Shares in certain circumstances. See "Description of capital structure."


FEDERAL INCOME TAX

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund.

--------------------------------------------------------------------------------
 24

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The Fund intends to invest a sufficient portion of its assets in tax-exempt municipal securities so that it will be permitted to pay "exempt-interest dividends" (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional Shares, ordinarily will constitute income exempt from regular federal income tax. However, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income on realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). Dividends will not qualify for a dividends received deduction generally available to corporate Shareholders. Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the Shareholder's taxable year.


The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (10% for individuals in the 10% or 15% tax bracket) or
(iii) 18% for gains on the sale of certain capital assets held more than 5 years (as well as certain capital gain dividends) (8% for individuals in the 10% or 15% tax bracket). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares, and will be disallowed to the extent of any exempt-interest dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.



Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by Shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the net tax-exempt interest income as exempt-interest dividends to its Shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular


--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.


An investor should be aware that if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to single individuals (in 2002 and 2003, 30%) on dividends from the Fund and/or gross proceeds from the sale of Shares.


PENNSYLVANIA TAXES


In the opinion of special Pennsylvania tax counsel, Kirkpatrick & Lockhart LLP, interest derived by the Fund from obligations which are statutorily free from state taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or direct U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.


Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions made by the Fund, provided such distributions are derived from interest on Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. Shares of the Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Fund consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Fund reports to its investors the percentage of Exempt Obligations held by the Fund for the year. The Fund will report such percentage to its investors.

The foregoing briefly summarizes some of the important federal income tax and Pennsylvania state and local tax consequences to Shareholders of investing in Shares, reflects the federal and Pennsylvania state and local tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

--------------------------------------------------------------------------------
 26

--------------------------------------------------------------------------------

Dividend reinvestment plan


Pursuant to the Fund's dividend reinvestment plan (the "Plan"), a Shareholder may elect to have all distributions of dividends (including all capital gain dividends) automatically reinvested in Shares. Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. If Shareholders do not participate, such Shareholders will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent.



PFPC Inc. (the "Plan Agent") serves as agent for the Shareholders in administering the Plan. Shareholders who elect not to participate in the Plan will receive all distributions of dividends in cash paid by check mailed directly to the Shareholder of record (or if the Shares are held in Street or other nominee name, then to the nominee) by PFPC Inc., as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than 10 days prior to any dividend record date.


Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have up to 30 days after the dividend payment date to invest the dividend amount in Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares.

The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Shares is above their net asset value, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the per Share value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.


Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. Shareholders will be charged a $5.00 service charge and pay brokerage charges if such Shareholder directs the Plan Agent to sell Shares held in a dividend reinvestment account.


All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 3, 2002 and filed with the Secretary of the Commonwealth on October 7, 2002 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund intends to hold annual meetings of Shareholders in compliance with the requirements of the American Stock Exchange.

SHARES
The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though

--------------------------------------------------------------------------------
 28

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.


While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a Rating Agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment objective, policies and risks" and "Distributions and taxes." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.


The Fund has no present intention of offering additional Shares, except as described herein. Other offerings of its Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund's outstanding Shares. The Shares have no preemptive rights.

The Fund generally will not issue Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES
Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Shareholders for the Fund to take corrective actions. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the

--------------------------------------------------------------------------------

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "preferred shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Shareholders.



Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leverage structure would result in a lower rate of return to Shareholders than if the Fund were not so structured.



In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.



Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund's Trustees. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund's Board in other circumstances, for example, if one payment on the preferred shares is in arrears.



The Fund currently intends to seek a Aaa/AAA grade rating for the preferred shares from a Rating Agency. The Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to the preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio


--------------------------------------------------------------------------------
 30

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------


composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.


ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least 2/3 of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.


In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

--------------------------------------------------------------------------------

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Fund's then outstanding Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Shares. In the event of conversion, the Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.


--------------------------------------------------------------------------------
 32

--------------------------------------------------------------------------------

Underwriting


The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, 299 Park Avenue, New York, New York and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York as lead managers, and A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Wachovia Securities, Inc., Janney Montgomery Scott LLC, Advest, Inc. and Fahnestock & Co. Inc. as their representatives (together with UBS Warburg LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Eaton Vance (the "Underwriting Agreement"), to purchase from the Fund the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Shares (other than those covered by the over-allotment option described below) if any are purchased.



                        UNDERWRITERS                          NUMBER OF SHARES
------------------------------------------------------------------------------
UBS Warburg LLC.............................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........
A.G. Edwards & Sons, Inc. ..................................
Prudential Securities Incorporated..........................
Wachovia Securities, Inc. ..................................
Janney Montgomery Scott LLC.................................
Advest, Inc. ...............................................
Fahnestock & Co. Inc. ......................................
                                                              ----------------
     Total..................................................
                                                              ================



The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional             Shares
to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering Underwriting over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.



The Fund has agreed to pay a commission to the Underwriters in the amount of $0.675 per Share (4.50% of the public offering price per Share). The Representatives have advised the Fund that the Underwriters may pay up to $
per Share from such commission to selected dealers who sell the Shares and that
such dealers may reallow a concession of up to $   per Share to certain other
dealers who sell Shares. Eaton Vance (or an affiliate) has agreed to pay all offering and organizational expenses of the Fund that exceed $0.03 per Share.
Investors must pay for any Shares purchased on or before             , 2002.


Prior to this offering, there has been no public market for the Shares or any other securities of the Fund. Consequently, the offering price for the Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Shares will develop and continue after this offering. The minimum investment requirement is 100 Shares ($1,500).

--------------------------------------------------------------------------------

UNDERWRITING
--------------------------------------------------------------------------------

The Fund and Eaton Vance have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.


The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any additional equity securities of the Fund, other than issuances of Shares, including pursuant to the Fund's Plan, and issuances in connection with any preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.



The Representatives have informed the Fund that the Underwriters do not intend to confirm sale to any accounts over which they exercise discretionary authority.


In connection with this offering, the Underwriters may purchase and sell Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares sold in this offering for their account, may be reclaimed by the syndicate if such Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the American Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.


In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.



UBS Warburg LLC will pay to Underwriters that meet certain minimum sales thresholds during this offering or in combination with other contemporaneous offerings an annual fee equal to 0.10% of the average weekly gross assets of the Fund (including assets attributable to any preferred shares of the Fund that may be outstanding) multiplied by the percentage of the Shares sold by the qualifying Underwriter. Such minimum sales thresholds may be waived in the sole discretion of UBS Warburg LLC. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. UBS Warburg LLC will limit the amount of such fee payments such that the total amount of such fee payments and the sales loads paid to such qualifying Underwriters will not exceed any sales charge limits (which the Underwriters currently understand to be 9.0%) under the rules of the National Association of Securities Dealers, Inc., as then in effect.



As described below under "Shareholder Servicing Agent, custodian and transfer agent," UBS Warburg LLC will provide shareholder services to the Fund pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance will pay a monthly fee for such services on an annual basis equal to 0.10% of the average weekly gross assets of the Fund.


--------------------------------------------------------------------------------
 34

--------------------------------------------------------------------------------


Shareholder Servicing Agent, custodian and transfer agent


Pursuant to a Shareholder Servicing Agreement between UBS Warburg LLC (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies and
(3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee equal on an annual basis to 0.10% of the Fund's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

Legal opinions


Certain legal matters in connection with the Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliated entities. Skadden, Arps, Slate, Meagher & Flom (Illinois) and its affiliated entities may rely as to certain matters of Massachusetts law on the opinion of Kirkpatrick & Lockhart LLP.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reports to stockholders

The Fund will send to Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent auditors


Deloitte & Touche LLP, Boston, Massachusetts, are the independent accountants for the Fund and will audit the Fund's financial statements.


Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
 36

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information



Additional investment information and restrictions..........     2
Trustees and officers.......................................    11
Investment advisory and other Services......................    16
Determination of net asset value............................    18
Portfolio trading...........................................    18
Taxes.......................................................    20
Other information...........................................    24
Independent auditors........................................    25
Independent auditors' report................................    26
Financial statements........................................    27
Appendix A: Ratings of municipal bonds......................    29
Appendix B: Tax equivalent yield table......................    35
Appendix C: Pennsylvania and U.S. territory information.....    36
Appendix D: Description of insurers.........................    45
Appendix E: Performance related and comparative
  information...............................................    48


--------------------------------------------------------------------------------

                               [EATON VANCE LOGO]

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION   Subject to completion  October
28, 2002

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

              , 2002



EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND


THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................   11
Investment advisory and other services......................   16
Determination of net asset value............................   18
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   24
Independent auditors........................................   25
Independent auditors' report................................   26
Financial statements........................................   27
Appendix A: Ratings of municipal bonds......................   29
Appendix B: Tax equivalent yield table......................   35
Appendix C: Pennsylvania and U.S. territory information.....   36
Appendix D: Description of insurers.........................   45
Appendix E: Performance related and comparative
  information...............................................   48



     THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND
FUND (THE "FUND") DATED           , 2002, AS SUPPLEMENTED FROM TIME TO TIME,
WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

Additional investment information and restrictions

MUNICIPAL OBLIGATIONS
Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.


In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("AMT"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category.



Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in federal alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.


The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net

--------------------------------------------------------------------------------
 2

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company, the Fund is subject to certain limitations on its investments and on the nature of its income.

The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

The Fund also may invest up to 20% of the net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in the amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond.

STATE CONCENTRATION
The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in Pennsylvania or the U.S. territories. When the Fund does so, it will be sensitive to factors affecting Pennsylvania or the U.S. Territory, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Factors pertaining to Pennsylvania and U.S. territories are set forth in Appendix C.

ECONOMIC SECTOR CONCENTRATION
The Fund may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector. There could be economic, business or political developments which might affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

CREDIT QUALITY
While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected

--------------------------------------------------------------------------------
 4

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

MUNICIPAL LEASES
The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

ZERO COUPON BONDS
Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

WHEN-ISSUED SECURITIES
New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

REDEMPTION, DEMAND AND PUT FEATURES AND PUT OPTIONS
Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

VARIABLE RATE OBLIGATIONS
The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provide by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

INVERSE FLOATERS
The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

INTEREST RATE SWAPS AND FORWARD RATE CONTRACTS
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the

--------------------------------------------------------------------------------
 6

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
The Fund may also enter into a separate agreement with the seller of a security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Fund would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Fund after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

ILLIQUID OBLIGATIONS
At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

SECURITIES LENDING
The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by the Fund of any income realized by the Fund from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

that the value of the securities loaned would not exceed 30% of the Fund's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Fund has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

ASSET COVERAGE REQUIREMENTS
Transactions involving when-issued securities, futures contracts and options (other than options that the Fund has purchased), interest rate swaps or forward rate contracts may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------
 8

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

TEMPORARY INVESTMENTS
Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

PORTFOLIO TURNOVER
The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1)  Borrow money, except as permitted by the 1940 Act;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

     reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

(8)  Invest more than 25% of its total assets in issuers in any one industry.

For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the Prospectus and this SAI, the Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds. The Fund reserves the right to invest more than 25% of total assets in each of these sectors.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon Board of Trustee approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC is the corporate parent of Eaton Vance. EV is the corporate trustee of Eaton Vance.


                                                                                    NUMBER OF
                                                                                PORTFOLIOS IN
                                       TERM OF OFFICE                            FUND COMPLEX               OTHER
                          POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
    NAME AND AGE        WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Jessica M. Bibliowicz  Trustee(2)      Since 10/16/02  President and Chief           185       None
  DOB: 11/28/59                        3 Years         Executive Officer of
                                                       National Financial
                                                       Partners (financial
                                                       services company)
                                                       (since April 1999).
                                                       President and Chief
                                                       Operating Officer of
                                                       John A. Levin & Co.
                                                       (registered investment
                                                       adviser) (July 1997 to
                                                       April 1999) and a
                                                       Director of Baker,
                                                       Fentress & Company
                                                       which owns John A.
                                                       Levin & Co. (July 1997
                                                       to April 1999). Ms.
                                                       Bibliowicz is an
                                                       interested person
                                                       because of her
                                                       affiliation with a
                                                       brokerage firm.
James B. Hawkes        Vice President  Since 10/3/02   Chairman, President and       190       Director of EVC,
  DOB: 11/9/41         and Trustee(3)  3 Years         Chief Executive Officer                 EV and EVD
                                                       of BMR, Eaton Vance and
                                                       their corporate parent
                                                       and trustee (EVC and
                                                       EV, respectively); Vice
                                                       President of EVD.
                                                       President and/or
                                                       officer of 190
                                                       investment companies in
                                                       the Eaton Vance Fund
                                                       Complex. Mr. Hawkes is
                                                       an interested person
                                                       because of his
                                                       positions with BMR,
                                                       Eaton Vance and EVC,
                                                       who are affiliates of
                                                       the Fund.


--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


                                                                                    NUMBER OF
                                                                                PORTFOLIOS IN
                                       TERM OF OFFICE                            FUND COMPLEX               OTHER
                          POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
    NAME AND AGE        WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
-----------------------------------------------------------------------------------------------------------------
NONINTERESTED
TRUSTEES
Donald R. Dwight       Trustee(2)      Since 10/16/02  President of Dwight           190       Trustee/Director
  DOB: 3/26/31                         3 Years         Partners, Inc. (a                       of the Royce Funds
                                                       corporate relations and                 mutual funds
                                                       communications                          (consisting of 17
                                                       company).                               portfolios)
Samuel L. Hayes, III   Trustee(3)      Since 10/16/02  Jacob H. Schiff               190       Director of
  DOB: 2/23/35                         3 Years         Professor of Investment                 Tiffany & Co.
                                                       Banking Emeritus,                       (specialty
                                                       Harvard University                      retailer) and
                                                       Graduate School of                      Telect, Inc.
                                                       Business                                (telecommunication
                                                       Administration.                         services company)
Norton H. Reamer       Trustee(4)      Since 10/16/02  President, Unicorn            190       None
  DOB: 9/21/35                         3 Years         Corporation (an
                                                       investment and
                                                       financial advisory
                                                       services company)
                                                       (since September 2000).
                                                       Chairman, Hellman,
                                                       Jordan Management Co.,
                                                       Inc. (an investment
                                                       management company)
                                                       (since November 2000).
                                                       Advisory Director of
                                                       Berkshire Capital
                                                       Corporation (investment
                                                       banking firm) (since
                                                       June 2002). Formerly
                                                       Chairman of the Board,
                                                       United Asset Management
                                                       Corporation (a holding
                                                       company owning
                                                       institutional
                                                       investment management
                                                       firms) and Chairman,
                                                       President and Director,
                                                       UAM Funds (mutual
                                                       funds).
Lynn A. Stout          Trustee(4)      Since 10/16/02  Professor of Law,             185       None
  DOB: 9/14/56                         3 Years         University of
                                                       California at Los
                                                       Angeles School of Law
                                                       (since July 2001).
                                                       Formerly, Professor of
                                                       Law, Georgetown
                                                       University Law Center.


------------

(1)  Includes both master and feeder funds in master-feeder structure.


(2)  Class I Trustee whose term expires in 2003.


(3)  Class II Trustee whose term expires in 2004.


(4)  Class III Trustee whose term expires in 2005.


--------------------------------------------------------------------------------
 12

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES


                                         TERM OF OFFICE
                          POSITION(S)        AND LENGTH
    NAME AND AGE            WITH FUND        OF SERVICE   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
Cynthia Clemson        Vice President     Since 10/3/02   Vice President of Eaton Vance and BMR.
  DOB: 3/2/63                                             Officer of 16 investment companies managed
                                                          by Eaton Vance or BMR.
Thomas J. Fetter       President          Since 10/3/02   Vice President of Eaton Vance and BMR.
  DOB: 8/20/43                                            Officer of 126 investment companies managed
                                                          by Eaton Vance or BMR.
Robert B. MacIntosh    Vice President     Since 10/3/02   Vice President of Eaton Vance and BMR.
  DOB: 1/22/57                                            Officer of 125 investment companies managed
                                                          by Eaton Vance or BMR.
Alan R. Dynner         Secretary          Since 10/3/02   Vice President, Secretary and Chief Legal
  DOB: 10/10/40                                           Officer of BMR, Eaton Vance, EVD and EVC.
                                                          Officer of 190 investment companies managed
                                                          by Eaton Vance or BMR.
James L. O'Connor      Treasurer          Since 10/3/02   Vice President of BMR, Eaton Vance and EVD.
  DOB: 4/1/45                                             Officer of 112 investment companies managed
                                                          by Eaton Vance or BMR.


The Nominating Committee of the Board of Trustees of the Fund is comprised of the Trustees who are not "interested persons" of the Fund as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is comprised of noninterested Trustees of the Fund. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.


Messrs. Dwight (Chairman), Hayes and Reamer are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.



Messrs. Dwight, Hayes and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund.


As of the date of this SAI, the Committees had not held any meetings.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

In reviewing the approval of the investment advisory agreement between the Fund and the investment adviser, the noninterested Trustees considered, among other things, the following:

+ A report comparing the fees and expenses of the Fund to a peer group of funds;

+  Information on the relevant peer group(s) of funds and appropriate indices;

+ The economic outlook and the general investment outlook in the relevant investment markets;

+ Eaton Vance's results and financial condition and the overall organization of the investment adviser;

+  Arrangements regarding the distribution of Fund shares;

+  The procedures used to determine the fair value of the Fund's assets;

+ The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

+ Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

+ The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

+ The quality nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

+  Investment management staffing;

+ Operating expenses (including transfer agency expenses) to be paid to third parties; and

+  Information to be provided to investors, including Fund's shareholders.

In addition to the factors mentioned above, the noninterested Trustees also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The noninterested Trustees considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The noninterested Trustees also considered Eaton Vance's profit margins in comparison with available industry data.

The noninterested Trustees did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the noninterested Trustees. In assessing the information provided by Eaton Vance and its affiliates, the noninterested Trustees also took into consideration the benefits to shareholders of investing in a fund that is part of large family of funds which provides a large variety of shareholder services.

Based on their consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the noninterested Trustees concluded that the approval of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

--------------------------------------------------------------------------------
 14

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2001.


                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                           DOLLAR RANGE OF     SECURITIES OWNED IN ALL REGISTERED
                                          EQUITY SECURITIES     FUNDS OVERSEEN BY TRUSTEE IN THE
            NAME OF TRUSTEE               OWNED IN THE FUND         EATON VANCE FUND COMPLEX
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  Jessica M. Bibliowicz.................        None                    $10,001--$50,000
  James B. Hawkes.......................        None                     over $100,000
NONINTERESTED TRUSTEES
  Donald R. Dwight......................        None                     over $100,000
  Samuel L. Hayes, III..................        None                     over $100,000
  Norton H. Reamer......................        None                     over $100,000
  Lynn A. Stout.........................        None                    $10,001--$50,000


As of December 31, 2001, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2000 and December 31, 2001, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
    (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2000 and December 31, 2001, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


The fees and expenses of the noninterested Trustees of the Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the Fund's fiscal year ending July 31, 2003, it is anticipated that the noninterested Trustees of the Fund will earn the following compensation in their capacities as Trustee. For the year ended December 31, 2001, the noninterested Trustees earned the following compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).



                                   JESSICA M.    DONALD R.    SAMUEL L.     NORTON H.   LYNN A.
     SOURCE OF COMPENSATION        BIBLIOWICZ     DWIGHT      HAYES, III     REAMER      STOUT
------------------------------------------------------------------------------------------------
Fund*............................   $    200     $    200      $    200     $    200    $    200
Fund Complex.....................   $160,000     $162,500(2)   $170,000     $160,000    $160,000(3)


------------
 *   Estimated

(1) As of October 18, 2002, the Eaton Vance fund complex consisted of 191 registered investment companies or series thereof.


(2)  Includes $60,000 of deferred compensation.


(3)  Includes $16,000 of deferred compensation.


Investment advisory and other services

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory Agreement continues in effect to March 31, 2004 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on

--------------------------------------------------------------------------------
 16

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV is a subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L. Cabot, Thomas E. Faust, Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. James B. Hawkes, Thomas E. Faust, Jr., Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

CODE OF ETHICS
The investment adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code, Eaton Vance employees may purchase and sell securities (including securities held by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

INVESTMENT ADVISORY SERVICES
Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES
Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

Determination of net asset value

The net asset value per Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Share is determined by Investors Bank & Trust Company ("IBT"), in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by the Trustees.

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also

--------------------------------------------------------------------------------
 18

PORTFOLIO TRADING
--------------------------------------------------------------------------------

purchase municipal obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the Adviser's other clients for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

--------------------------------------------------------------------------------

PORTFOLIO TRADING
--------------------------------------------------------------------------------

The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Taxes


The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt interest income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.



In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to


--------------------------------------------------------------------------------
 20

TAXES
--------------------------------------------------------------------------------


the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year, and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.


Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations, as defined herein, will generally be excludable from gross income under Section 103(a) of the Code.


Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest dividends. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or


--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund and allocated to the Fund.


The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.



Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.


Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's

--------------------------------------------------------------------------------
 22

TAXES
--------------------------------------------------------------------------------


investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.



Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of up to 30% for amounts paid during 2002 and 2003. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.


If the Fund issues preferred shares, the Fund will designate dividends made to holders of shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).


The Fund is not appropriate for non-U.S. investors or as a retirement plan investment.

STATE AND LOCAL TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of net tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt interest income earned in each state.



In the opinion of special Pennsylvania tax counsel, Kirkpatrick & Lockhart LLP, interest derived by the Fund from obligations which are statutorily free from state taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to shareholders for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or direct U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.


--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

Corporate shareholders that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions made by the Fund, provided such distributions are derived from interest on Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. Shares of the Fund which are held by individual shareholders who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Fund consist of Exempt Obligations on the annual assessment date.

Corporations are not subject to Pennsylvania personal property taxes.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Fund reports to its investors the percentage of Exempt Obligations held by the Fund for the year. The Fund will report such percentage to its investors.

The foregoing briefly summarizes some of the important federal income tax and Pennsylvania state and local tax consequences to Shareholders of investing in Shares, reflects the federal and Pennsylvania income tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions.

Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Fund.

Other information

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

--------------------------------------------------------------------------------
 24

OTHER INFORMATION
--------------------------------------------------------------------------------

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 2/3 of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent auditors


Deloitte & Touche LLP, Boston, Massachusetts, are the independent auditors for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of

Eaton Vance Insured Pennsylvania Municipal Bond Fund:



We have audited the accompanying statement of assets and liabilities of Eaton
Vance Insured Pennsylvania Municipal Bond Fund (the "Fund") as of           ,
2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Eaton Vance Insured Pennsylvania
Municipal Bond Fund as of           , 2002 in conformity with generally accepted
accounting principles.






Deloitte & Touche LLP

Boston, Massachusetts

          , 2002



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Eaton Vance Insured Pennsylvania Municipal Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

          , 2002



ASSETS
  Cash......................................................   $
  Offering costs............................................   $
                                                               ------
  Total assets..............................................   $
                                                               ======
LIABILITIES
  Accrued offering costs....................................   $
                                                               ------
  Total liabilities.........................................   $
                                                               ======
Net assets applicable to      common shares of beneficial
  interests issued and outstanding..........................   $
                                                               ======
NET ASSET VALUE AND OFFERING PRICE PER SHARE................   $15.00
                                                               ======


Notes to financial statement

NOTE 1:  ORGANIZATION


The Fund was organized as a Massachusetts business trust on October 3, 2002, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the
Securities Act of 1933, as amended, and the sale of        common shares to
Eaton Vance Management, the Fund's Investment Adviser.


Eaton Vance Management, or an affiliate, has agreed to pay all organizational expenses and offering costs (other than sales loads) that exceed $0.03 per common share.

The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Pennsylvania personal income tax.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.


The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of common shares upon the commencement of Fund
operations. The offering costs reflected above assume the sale of        common
shares.



NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT



Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.55% of the average weekly gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENT
--------------------------------------------------------------------------------

accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.


In addition, Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.15% of the average weekly gross assets for the first 5 full years of the Fund's operations, 0.10% of average weekly gross assets in year 6, and 0.05% in year 7.


NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments.

--------------------------------------------------------------------------------
 28

                                                                      APPENDIX A
--------------------------------------------------------------------------------

Description of securities ratings+
Moody's Investors Service, Inc.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

---------------

+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

MIG/VMIG RATINGS U.S. SHORT-TERM RATINGS: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category in this category may lack sufficient margins of protection.

--------------------------------------------------------------------------------
 30

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:  Speculative capacity to pay principal and interest.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

--------------------------------------------------------------------------------
 32

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                * * * * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

DESCRIPTION OF THE INSURANCE CLAIMS-PAYING ABILITY RATINGS OF STANDARD & POOR'S RATINGS GROUP AND MOODY'S INVESTORS SERVICE, INC.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policy holder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of the these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on an specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P and Moody's to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

--------------------------------------------------------------------------------
 34

                                                                      APPENDIX B
--------------------------------------------------------------------------------

Tax equivalent yield table

The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the 2002 regular federal income tax and Pennsylvania personal income tax rates applicable to individuals.

                                            COMBINED FEDERAL AND
                                        PENNSYLVANIA STATE TAX RATES                 A TAX EXEMPT YIELD OF
SINGLE RETURN         JOINT RETURN       FEDERAL    STATE    BLENDED   4.0%   4.5%   5.0%   5.5%    6.0%    6.5%    7.0%
-------------------------------------------------------------------------------------------------------------------------
(TAXABLE INCOME)*                                                          IS EQUIVALENT TO A FULLY TAXABLE YIELD OF
       $0-$6,000           $0-$12,000      10.0%    2.80%      12.52%  4.57%  5.14%  5.72%  6.29%   6.86%   7.43%   8.00%
  $6,001-$27,950      $12,001-$46,700      15.0%    2.80%      17.38%  4.84%  5.45%  6.05%  6.66%   7.26%   7.87%   8.47%
 $27,951-$67,700     $46,701-$112,850      27.0%    2.80%      29.04%  5.64%  6.34%  7.05%  7.75%   8.46%   9.16%   9.87%
$67,701-$141,250    $112,851-$171,950      30.0%    2.80%      31.96%  5.88%  6.61%  7.35%  8.08%   8.82%   9.55%  10.29%
$141,251-$307,050   $171,951-$307,050      35.0%    2.80%      36.82%  6.33%  7.12%  7.91%  8.71%   9.50%  10.29%  11.08%
   Over $307,050        Over $307,050      38.6%    2.80%      40.32%  6.70%  7.54%  8.38%  9.22%  10.05%   0.89%  11.73%

------------
* Net amount subject to federal personal income tax after deductions and exemptions.


The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for individual taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $137,300 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.



The combined federal and Pennsylvania tax brackets are calculated using the highest Pennsylvania tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that Pennsylvania taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 10%, 15%, 27%, 30%, 35.0% and 38.6%, over the same ranges of income.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and Pennsylvania State personal income taxes, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

--------------------------------------------------------------------------------

                                                                      APPENDIX C
--------------------------------------------------------------------------------

Pennsylvania and U.S. territory information

The following is a summary of certain selected information relating to the economy and finances of Pennsylvania (hereinafter the "State" or "Pennsylvania") and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about Pennsylvania or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of Pennsylvania or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of Pennsylvania or such U.S. territories. The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund.

PENNSYLVANIA

GENERAL ECONOMIC CONDITIONS

The information set forth below and the related information in the Prospectus is derived from sources that are generally available to investors. No independent verification has been made of the following information. Without intending to be complete, the information is provided to give a recent historical description and not to indicate continuing or future trends in the financial or other positions of Pennsylvania.



The performance of the municipal obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and the creditworthiness of certain non-Commonwealth related obligors, depending upon the Fund's portfolio mix at any given time. Adverse changes to state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligors of Pennsylvania tax-free obligations (e.g., a university, hospital or corporate obligor).



STATE ECONOMY. The Commonwealth of Pennsylvania, the sixth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The Commonwealth's business environment has adjusted with a more diversified economic base. This economic adjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. The Commonwealth is the headquarters for many major corporations.



Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. In 2001, agribusiness and food related industries reached record export sales, approaching $1 billion in economic activity. Over 59,000 farms form the backbone of the Commonwealth's agricultural economy. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in production of a variety of agricultural products.



Pennsylvania's natural resources include major deposits of coal, petroleum and natural gas. Annually, about 80 million tons of anthracite and bituminous coal, 181 billion cubic feet of natural gas, and about 1.4 million barrels of oil are extracted from Pennsylvania.


--------------------------------------------------------------------------------
 36

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------


Non-manufacturing employment in Pennsylvania has increased in recent years and reached 84.4 percent of total employment by 2001. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth.



Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. From 1997 through 2001, Pennsylvania's annual average unemployment rate was below the Middle Atlantic region's average, but slightly higher than that of the United States. The seasonally adjusted unemployment rate for Pennsylvania for July 2002 was 5.4% and for the United States for July 2002 was 5.9%. The population of Pennsylvania, 12.28 million people in 2001 according to the U.S. Bureau of the Census, represents a population growing slower than the United States with a higher portion than the United States comprised of persons between 45 and 65 years of age. Personal income in the Commonwealth for 2001 increased by 3.4% over the previous year; slightly higher than the national personal income increase of 3.3%.



BUDGET. The Commonwealth operates on a fiscal year beginning July 1 and ending June 30. The Governor is required by the Pennsylvania Constitution to submit to the General Assembly an annual budget proposal consisting of three parts: (i) a balanced operating budget for the ensuing fiscal year setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget for the ensuing fiscal year setting forth in detail proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or of its agencies or authorities or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years. The Governor is required to submit the proposed budget as soon as possible after the organization of the General Assembly, but generally not later than the first full week in February. All funds received by the Commonwealth are subject by statute to appropriation in specific amounts by the General Assembly or by executive authorizations by the Governor. The Governor's budget includes annual appropriations and executive authorizations.



The operating budget is considered by the General Assembly in the form of the General Appropriations Bill and its supplements. The Constitution mandates that total operating budget appropriations made by the General Assembly may not exceed the sum of (i) the actual and estimated revenues in a given year, and
(ii) the surplus of the preceding year. The Constitution further specifies that a surplus of operating funds at the end of the fiscal year shall be appropriated for the ensuing year. Thus, appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) generally are made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. If a deficit occurs at year-end, funds must be provided for such deficit.



The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting a "fund" is defined as an independent fiscal and accounting entity with a self-balancing set of accounts. Each fund records the cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. As described above, expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.



The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt


--------------------------------------------------------------------------------

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------


service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal years ended June 30, 1999, June 30, 2000 and June 30, 2001 with positive fund balances of $2,863 million, $4,264 million and $4,485 million respectively.



The Commonwealth uses a budgetary basis of accounting to insure compliance with the enacted operating budget. The Commonwealth's budgetary basis financial reports are based on a modified cash basis of accounting. Under this method of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. Budgetary basis financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with Generally Accepted Accounting Principles ("GAAP"). Annual financial statements prepared in accordance with GAAP are audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm.



Pennsylvania's Treasury Department is responsible for the deposit and investment of most funds. Permitted investments are limited to include: (i) United States treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated "Prime One" or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured with obligations described under (i) above; (v) banker's acceptances written by domestic commercial banks with a rating of "Aa" or better, or its equivalent; and (vi) other non-equity investments subject to a "prudent investor" test not to exceed ten percent of assets. In addition, recent legislation authorized the State Treasurer to invest Commonwealth moneys in equity securities under a "prudent investor" standard.



GENERAL FUND--FISCAL YEAR 2000 FINANCIAL RESULTS (BUDGETARY BASIS). The unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million at the end of the 2000 fiscal year. This represented an increase of $280.6 million from the 1999 fiscal year-end. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent over the prior fiscal year. Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal year 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, the personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6%, largely from higher investment earnings. Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19,171 million representing a 5.7% increase over the prior fiscal year. Expenditures included $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item.



GENERAL FUND--FISCAL YEAR 2001 FINANCIAL RESULTS (BUDGETARY BASIS). Revenues were above estimate and expenditures were lower than projected for the 2001 fiscal year, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, 0.4% above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and Commonwealth during this period. Receipts from the personal income tax increased 6% for the fiscal year. Fiscal year receipts from the capital stock and franchise tax were above budget estimates, but 1.9% percent below fiscal year 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Corporate net income tax receipts, reflecting a trend of falling business profits, declined by 13.8% for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous year. Expenditures from Commonwealth revenues


--------------------------------------------------------------------------------
 38

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------


for the fiscal year, net of appropriation lapses and including intergovernmental transfer transaction contributions, totaled $19,966.2 million.



The fiscal year 2001 budget continued the Governor's emphasis of tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs. Tax cuts for fiscal year 2001 totaled an estimated $444.6 million in the General Fund. The major components of the tax reductions and their estimated fiscal year 2001 General Fund cost are: (i) initial a phase-out of the capital stock and franchise tax by a two mill reduction in the tax rate for the capital stock and franchise tax to 8.99 mills ($270.5 million); (ii) reduce the inheritance tax for certain decedents ($78 million); (iii) eliminate the current $200 minimum annual capital stock and franchise tax payment ($29.5 million); and (iv) expand the income limit to qualify for personal income tax forgiveness by $1,000 to $7,500 per dependent ($16.2 million).



GENERAL FUND--FISCAL YEAR 2002 FINANCIAL RESULTS (BUDGETARY BASIS). Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated General Fund balance at the close of the 2002 fiscal year was $142.8 million.



Commonwealth tax revenues for the fiscal year declined by 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962. This decrease was largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimates. Receipts of sales tax, personal income tax and corporate tax were below estimate by $59 million (.8 percent), $738.7 million (9.4 percent) and $358.8 million (9.1 percent) respectively. Non-tax revenue receipts were $155.4 million (24.2 percent) below estimate, led primarily by a decline in earnings on investments.



Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. Appropriations totaling $457.4 million were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001. Under these intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. These contributions augment the appropriations of Commonwealth revenues for the medical assistance program and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use these county contributions to match additional federal funds will be limited beyond fiscal year 2010.



COMMONWEALTH FINANCIAL PERFORMANCE--RECENT DEVELOPMENTS. The national recession during fiscal year 2002 was unanticipated in the revenue and expenditure projections for the 2002 fiscal year enacted budget and actual Commonwealth revenues for fiscal year 2002 were $1.268 billion or 5.9%, below estimate. This shortfall of budgeted revenues was offset by (i) limiting expenditures,resulting in appropriation lapses totaling $457 million; (ii) transfer of the $1,038 million balance from the Tax Stabilization Reserve Fund; and (iii) the application of a portion of $336 million fiscal year beginning balance. If these actions were not taken, the Commonwealth would have ended the fiscal year with an operating deficit and negative fiscal-year end budgetary balance.


--------------------------------------------------------------------------------

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------


The five-year period ending with fiscal year 2001 generally was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent fiscal years until the beginning of a recession late in fiscal year 2001. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped amounts categorized as total revenues and other sources to rise at an average annual rate of 5.1% during the five-year period. Tax revenues, the largest revenue source, increased at an average annual rate of 4% during the five-year period. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 14.7% during the five-year period. Expenditure and other uses during the fiscal year 1997 through fiscal year 2001 period rose at a 5.7% average annual rate, led by a 26.8% average annual increase for capital outlay and 25.5% average annual increase for economic development and assistance costs. During fiscal year 2001, assets in the Commonwealth's governmental fund types rose to $11,461.9 million, an increase of 1.5%. Liabilities for governmental fund types during fiscal years 2001 increased by 6% to $4,941.7 million.



GENERAL FUND--FISCAL YEAR 2003 BUDGET. The adopted budget for fiscal year 2003 projects an increase in total Commonwealth revenues of 8.7% over fiscal year 2002 actual receipts of $21,821.1 million. The tax revenue component of Commonwealth revenues is estimated to rise 7.3% above fiscal year 2002 receipts, largely due to various tax rate and tax base changes enacted for the fiscal year 2003 budget. The fiscal year 2003 estimate for Commonwealth revenues was based upon an economic forecast for national real gross domestic product to grow at a 3.9% rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipates that economic growth will recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation is expected to be low for fiscal year 2003 and unemployment levels are believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth in Pennsylvania is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate.



The enacted fiscal year 2003 budget provides $20,695.8 million of appropriations from Commonwealth revenues, a 0.4% decrease from fiscal year 2002 appropriations. $300 million is appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund. In addition, 25% of the 2003 General Fund fiscal year-end unappropriated balance will be transferred into Budget Stabilization Reserve Fund. The fiscal year 2003 ending balance, net of transfers, is currently estimated to be $7.1 million. This amount does not take into account the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase the unappropriated surplus.



Achieving the financial results as budgeted may be adversely affected by a number of trends or events, including developments in the projected recovery of national and state economies from the recession of 2001-2002 and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.



DEBT. The Pennsylvania Constitution permits debt to be incurred for purposes itemized in law and approved by a voter referendum, and without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters and for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding to exceed 1.75 times the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the "Constitutional Debt Limit"). As of August 31, 2002, the Constitutional Debt Limit was $41,406.8 million and net debt outstanding was $5,257.5 million.


--------------------------------------------------------------------------------
 40

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------


The Commonwealth had outstanding general obligation debt of $6,032.6 million at June 30, 2002. At October 1, 2002, all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa2 by Moody's. There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2007, the Commonwealth has projected that it will issue bonds totaling $2,644 million and retire bonded debt in the principal amount of $2,629.2 million.



Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependant on Commonwealth appropriations. These agencies and their outstanding debt as of June 30, 2002 include the Delaware River Joint Toll Bridge Commissions ($76.6 million), the Delaware River Port Authority ($1,324.8 million), the Pennsylvania Economic Development Financing Authority ($1,576.4 million), The Pennsylvania Energy Development Authority ($65.8 million), the Pennsylvania Higher Education Assistance Agency ($3,418.9 million), the Pennsylvania Higher Education Facilities Authority ($3,968 million), the Pennsylvania Industrial Development Authority ($556.6 million), the Pennsylvania Infrastructure Investment Authority ($171.6 million), the Pennsylvania Turnpike Commission ($2,138.7 million), and the state Public School Building Authority ($523.9 million).



The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency, a state-created agency which provides housing for lower and moderate income families in the Commonwealth, which had $2,974.9 million in bonds outstanding at June 30, 2002, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.



Numerous local government units in Pennsylvania issue general obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt (i.e., that approved by the voters) is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.



CITY OF PHILADELPHIA--PICA. The Commonwealth created the Pennsylvania Intergovernmental Cooperation Authority ("PICA") in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. Philadelphia is the largest city in the Commonwealth. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by Philadelphia for defeasance of certain general obligation bonds, funding of capital projects and the liquidation of Philadelphia's cumulative general fund balance deficit of $224.9 million as of June 30, 1992. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on June 18, 2002.



PICA's authority to issue bonds for the purpose of financing a capital project or deficit expired December 31, 1994 and its authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. PICA's authority to refund existing outstanding debt is unrestricted.


--------------------------------------------------------------------------------

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------


PICA had $840.6 million in special tax revenue bonds outstanding as of June 30, 2002. The Commonwealth's taxing power and credit is not pledged to pay debt service on PICA's bonds.



LITIGATION. The Commonwealth is party to numerous lawsuits, approximately 3,500 of which remain open. Pursuant to a limited waiver of sovereign immunity enacted by the General Assembly in 1978, damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident.



Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax. Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. Powell v. Ridge involves a challenge to the Commonwealth's system for funding public schools on the grounds that such system has the effect of discriminating on the basis of race in violation of Title VI of the Civil Rights Act of 1964. The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.


U.S. TERRITORIES

PUERTO RICO
Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993,
Section 936 was amended to provide for two alternative limitations on the
Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business.
Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the

--------------------------------------------------------------------------------
 42

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------

3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation ("CFC") status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

The major key to maintaining Puerto Rico's external ratings (Baa1/A- from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results which necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

THE U.S. VIRGIN ISLANDS
The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The attacks of September 11, 2001 will likely have an adverse affect on tourism, the extent of which is unclear. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

GUAM
The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a

--------------------------------------------------------------------------------

PENNSYLVANIA AND U.S. TERRITORY INFORMATION
--------------------------------------------------------------------------------

budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Guam is not rated by Moody's.

--------------------------------------------------------------------------------
 44

                                                                      APPENDIX D
--------------------------------------------------------------------------------

Description of insurers

The following information relates to the Fund and supplements the information contained under "Additional Information about Investment Policies--Insurance."

IN GENERAL
Insured obligations held by the Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance ("Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund anticipates that all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by the Fund, are paid from the Fund's assets) and the higher market price paid for obligations covered by Issue Insurance or Secondary Market Insurance reduce the Fund's current yield.

Insurance will cover the timely payment of interest and principal on obligations and will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See Appendix A for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on obligations as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by the Fund that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the obligation and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the obligations or the net asset value of the Fund.

Obligations are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the obligations being insured at the time the Fund purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible obligations. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the Fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the Fund would use to govern selection of obligations for the Fund. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the Fund's securities are insured by Portfolio Insurance.

For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the Fund will generally retain any insured obligations which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured obligations and the market value of similar obligations which are not in default. As a result, the Investment Adviser may be unable to manage the

--------------------------------------------------------------------------------

DESCRIPTION OF INSURERS
--------------------------------------------------------------------------------

securities held by the Fund to the extent the Fund holds defaulted insured obligations, which will limit its ability in certain circumstances to purchase other obligations. While a defaulted insured obligation is held by the Fund, the Fund will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured obligation becomes due. The Fund expects that the market value of a defaulted insured obligation covered by Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted obligation covered by Portfolio Insurance.

The Fund may also invest in obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured Pennsylvania obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations.

PRINCIPAL INSURERS
Currently, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), ACA, Radian Asset Assurance ("Radian"), XL Capital Assurance ("XL Capital"), CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"), and Financial Security Assurance Corp., together with its affiliated insurance companies--Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, "FSA"), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the Fund's obligations. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with certain state insurance regulators. Neither the Fund has independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

MBIA is a monoline financial guaranty insurance company created from an unincorporated association (the Municipal Bond Insurance Association), through which its members wrote municipal bond insurance on a several and joint-basis through 1986. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company ("BIG"), which has subsequently changed its name to MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG ceded all of its net insured risks, as well as its related unearned premium and contingency reserves, to MBIA. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, 2001, MBIA had total assets of approximately $16.12 billion and qualified statutory capital of approximately $4.8 billion. MBIA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which is a wholly owned subsidiary of General Electric Capital Corporation, is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. The investors in FGIC Corporation are not obligated to pay the debts of or claims against FGIC. As of December 31, 2000, FGIC had total assets of approximately

--------------------------------------------------------------------------------
 46

DESCRIPTION OF INSURERS
--------------------------------------------------------------------------------

$2.75 billion and qualified statutory capital of approximately $1.99 billion. FGIC has a claims-paying ability rating of "AAA" by S&P and Fitch, and "Aaa" by Moody's.

AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, 2001, AMBAC had assets of approximately $12.26 billion and qualified statutory capital of approximately $3.26 billion. AMBAC has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

ACA is a Maryland domiciled financial insurance company. ACA is the primary subsidiary of American Access Capital Holding Inc. ACA carries a single A rating. Total claims paying resources were $383 million in 2001, with total statutory capital of $120.8 million. Soft capital totaled $135 million, though a loss coverage agreement with ACE American Insurance Co., (rated A). ACA insures primarily in the municipal and CDO market and acts as the manager/originator of CDO issues.

Radian is a wholly owned subsidiary of Radian Group Inc. Radian is rated AA by S&P and Fitch and provides financial guaranty insurance and reinsurance for debt and asset backed securities. Radian was formerly known as Asset Guarantee Company and was purchased by Radian Group for $518 million in February 2001. As of December 31, 2001, Radian had assets of $381 million and statutory capital of $169.8 million.

XL Capital is a new AAA rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated AAA/ Aaa by Moody's and S&P respectively. It is currently capitalized with $100 million and cedes 90% of its exposure to XL Financial Assurance a Bermuda based subsidiary of XL Capital Ltd. XL Financial Assurance has $274 million in hard capital and $100 million in stop loss protection. Beyond this XL Financial Assurance further guarantees 100% of XL Capital exposure with $2.7 billion in shareholders equity. XL Capital has $88 million in assets and through its parent and subsidiary agreements XL Capital has $1 billion in qualified statutory capital.

CIFG NA is a new financial Guarantor rated AAA from Fitch, Moody's and S&P. CIFG NA is a subsidiary of CDC IXIS Financial Guaranty ("CIFG"), which is a subsidiary of CIFG Holding, which is in turn owned by parent company CDC IXIS. CDC IXIS is a French domiciled corporation with a broad spectrum of insurance related businesses. CIFG recently entered the bond insurance business with two companies, CIFG Europe and CIFG NA. CIFG is capitalized with $280 million in cash, with CIFG NA holding $100 million in cash. CDC IXIS backs the two entities with $220 million in the form of a subordinated loan agreement. Over 75% of CIFG NA's business will be passed on through a reinsurance policy to CIFG. Combining all capital, CIFG NA will have claims paying resources of $500 million.

FSA purchased Capital Guaranty Insurance Company including its book of business and reserves effective December 20, 1995. FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, 2001, FSA had total assets of approximately $4.3 billion and qualified statutory capital of approximately $1.52 billion. FSA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's. On March 14, 2000, Dexia, Europe's largest municipal lender with assets in excess of $230 billion announced that it had signed a definitive agreement providing for the acquisition of FSA Holdings, holding company for FSA, Inc. Dexia acquired the company in the second quarter of 2000, for $2.6 billion in cash, or $76 per share.

--------------------------------------------------------------------------------

                                                                      APPENDIX E
--------------------------------------------------------------------------------

Performance related & comparative information

--------------------------------------------------------------------------------
 48

[EATON VANCE LOGO]


EATON VANCE INSURED MUNICIPAL BOND FUNDS


INSURED NATIONAL II (EIV*)

INSURED ARIZONA (EVZ*)

INSURED CALIFORNIA II (EIA*)

INSURED FLORIDA (EIF*)

INSURED MASSACHUSETTS (MAB*)

INSURED MICHIGAN (MIW*)

INSURED NEW JERSEY (EMJ*)

INSURED NEW YORK II (NYH*)

INSURED OHIO (EIO*)

INSURED PENNSYLVANIA (EIP*)

*Application with American Stock Exchange pending


- Attractive Monthly Income Exempt from Federal Income Tax, including Alternative Minimum Tax, and, Where Applicable, State and Local Taxes

-     Professionally Managed, 100% Investment-Grade Portfolios

_ At Least 80% of Assets Invested in Obligations AAA-Rated and Insured as to Timely Payment of Interest and Principal

- Emphasis on Current Yield and on Seeking Undervalued Securities to Enhance Total Return

-     Quality Diversifier with Potential for Reducing Overall Portfolio Risk

-     American Stock Exchange Listing Provides Daily Liquidity*


[BRIDGE GRAPHIC]

             At Least 80% AAA-Rated & Insured 100% Exempt from AMT


                                                         INITIAL PUBLIC OFFERING
                                                         November 2002

        WHY INVEST IN AN EATON VANCE INSURED MUNICIPAL BOND FUND NOW?

1
        INSURED MUNICIPALS REPRESENT UNCOMMON VALUE IN THE CURRENT MARKET
                                   ENVIRONMENT

Over the past 10 years, insured municipal bond yields have averaged approximately 90% of yields on 30-year U.S. Treasury bonds. At September 30, 2002, a representative tax-exempt insured municipal bond was yielding more than 101% of the taxable yield of a 30-Year U.S. Treasury bond. With such exceptional tax-free yields available, why pay taxes on your investment earnings?

Source: Municipal Market Data. The chart compares the yield of a 30-year, AAA-rated general obligation insured municipal bond with that of a 30-year U.S. Treasury bond. Unlike the Funds, these bonds carry no management fees, account charges or other expenses. U.S. Treasury bonds offer a government guarantee as to timely payment of interest and repayment of principal on maturity; income is tax-exempt at the state and local level. Insured municipal bonds are not guaranteed by the U.S. Government. In addition to general obligation bonds, insured municipal obligations can include revenue bonds. Past performance is no guarantee of future results.


                YIELD RELATIONSHIP OF 30-YEAR GENERAL OBLIGATION
                 INSURED MUNICIPAL BOND TO 30-YEAR TREASURY BOND

                                 CURRENT: 101.7%
                                 AVERAGE: 90.5%
[LINE CHART]

MUNICIPAL MARKET DATA
BOSTON, MA
(617)856-2900

                                  MMD Insured Scale
             Month End                10 Year             30 Year
             07/31/92                  5.35                6.10
             08/31/92                  5.60                6.30
             09/30/92                  5.60                6.40
             10/30/92                  5.90                6.65
             11/30/92                  5.60                6.40
             12/31/92                  5.45                6.30
             01/29/93                  5.35                6.20
             02/26/93                  4.95                5.70
             03/31/93                  5.35                6.00
             04/30/93                  5.15                5.80
             05/28/93                  5.25                5.85
             06/30/93                  4.90                5.65
             07/30/93                  5.05                5.70
             08/31/93                  4.75                5.50
             09/30/93                  4.70                5.35
             10/29/93                  4.65                5.40
             11/30/93                  4.85                5.60
             12/31/93                  4.55                5.40
             01/31/94                  4.55                5.40
             02/28/94                  5.05                5.80
             03/31/94                  5.60                6.40
             04/29/94                  5.55                6.35
             05/31/94                  5.50                6.25
             06/30/94                  5.65                6.50
             07/29/94                  5.50                6.25
             08/31/94                  5.50                6.30
             09/30/94                  5.75                6.55
             10/31/94                  5.95                6.75
             11/30/94                  6.25                7.00
             12/30/94                  5.95                6.75
             01/31/95                  5.85                6.40
             02/28/95                  5.45                6.15
             03/31/95                  5.45                6.15
             04/28/95                  5.55                6.20
             05/31/95                  5.10                5.80
             06/30/95                  5.20                6.10
             07/31/95                  5.10                6.10
             08/31/95                  5.00                6.00
             09/29/95                  5.05                5.95
             10/31/95                  4.95                5.75
             11/30/95                  4.80                5.50
             12/29/95                  4.75                5.35
             01/31/96                  4.65                5.40
             02/29/96                  4.85                5.60
             03/29/96                  5.15                5.85
             04/30/96                  5.20                5.95
             05/31/96                  5.30                6.05
             06/28/96                  5.25                5.90
             07/31/96                  5.15                5.85
             08/30/96                  5.20                5.90
             09/30/96                  5.15                5.70
             10/31/96                  5.05                5.65
             11/29/96                  4.85                5.50
             12/31/96                  4.95                5.60
             01/31/97                  5.05                5.70
             02/28/97                  5.00                5.65
             03/31/97                  5.30                5.90
             04/30/97                  5.20                5.75
             05/30/97                  5.00                5.65
             06/30/97                  5.00                5.60
             07/31/97                  4.60                5.25
             08/29/97                  4.80                5.48
             09/30/97                  4.70                5.40
             10/31/97                  4.70                5.35
             11/28/97                  4.70                5.30
             12/31/97                  4.45                5.15
             01/30/98                  4.45                5.13
             02/27/98                  4.50                5.20
             03/31/98                  4.60                5.25
             04/30/98                  4.75                5.35
             05/29/98                  4.50                5.18
             06/30/98                  4.55                5.18
             07/31/98                  4.55                5.20
             08/31/98                  4.35                5.03
             09/30/98                  4.18                4.92
             10/30/98                  4.23                5.04
             11/30/98                  4.25                5.00
             12/31/98                  4.25                5.05
             01/29/99                  4.13                4.98
             02/26/99                  4.33                5.10
             03/31/99                  4.45                5.15
             04/30/99                  4.45                5.19
             05/28/99                  4.63                5.30
             06/30/99                  4.95                5.47
             07/30/99                  4.93                5.55
             08/31/99                  5.03                5.74
             09/30/99                  5.05                5.83
             10/29/99                  5.20                6.03
             11/30/99                  5.10                6.00
             12/31/99                  5.20                6.08
             01/31/00                  5.42                6.18
             02/29/00                  5.35                6.04
             03/31/00                  5.12                5.82
             04/28/00                  5.29                5.93
             05/31/00                  5.41                6.04
             06/30/00                  5.12                5.84
             07/31/00                  4.93                5.73
             08/31/00                  4.80                5.62
             09/29/00                  4.95                5.74
             10/31/00                  4.83                5.65
             11/30/00                  4.80                5.55
             12/29/00                  4.47                5.27
             01/31/01                  4.42                5.30
             02/28/01                  4.44                5.27
             03/30/01                  4.37                5.26
             04/30/01                  4.65                5.45
             05/31/01                  4.53                5.40
             06/29/01                  4.50                5.35
             07/31/01                  4.31                5.16
             08/31/01                  4.12                5.07
             09/28/01                  4.15                5.20
             10/31/01                  4.00                5.04
             11/30/01                  4.32                5.17
             12/31/01                  4.56                5.36
             01/31/02                  4.41                5.22
             02/28/02                  4.20                5.14
             03/28/02                  4.63                5.43
             04/30/02                  4.30                5.30
             05/31/02                  4.26                5.29
             06/28/02                  4.14                5.27
             07/31/02                  3.94                5.12
             08/30/02                  3.77                5.00
             09/30/02                  3.43                4.74

2
                      ATTRACTIVE TAXABLE EQUIVALENT YIELDS

- By investing in an Eaton Vance Insured Municipal Bond Fund, your after-tax income can be higher because the income paid is largely free of regular federal income tax and 100% exempt from federal alternative minimum tax. For State Funds, income is largely free of state and local taxes, too, for residents of the applicable state. Depending on your tax bracket, a tax-free investment can make a significant difference, and it can be especially important for people in higher brackets.

- For example, the current yield from a 30-year insured municipal bond is 4.74%, which is equivalent to a 7.72% taxable yield. The current yield from a taxable 30-year U.S. Treasury Bond is 4.66%.

      Consult your tax advisor.

      Source: Municipal Market Data. As of 9/30/02. Based on maximum federal income tax rate of 38.6%. The current yield of a 30-year insured municipal bond is not indicative of the yield of any of the Eaton Vance Insured Municipal Bond Funds. Past performance is no guarantee of future results.

                        DETERMINE YOUR TAX-FREE ADVANTAGE

                               FEDERAL TAX RATES

At a                                 A tax-free yield of
tax               5.25%        5.50%     5.75%      6.00%    6.25%      6.50%
rate of...                    equals a taxable investment yielding...
10.00%            5.83%        6.11%     6.39%      6.67%     6.94%      7.22%
15.00             6.18         6.47      6.76       7.06      7.35       7.65
27.00             7.19         7.53      7.88       8.22      8.56       8.90
30.00             7.50         7.86      8.21       8.57      8.93       9.29
35.00             8.08         8.46      8.85       9.23      9.62      10.00
38.60             8.55         8.96      9.36       9.77     10.18      10.59


                      COMBINED FEDERAL AND STATE TAX RATES

                              LOWEST COMBINED RATES

            At a                                A tax-free yield of
            combined          5.25%    5.50%     5.75%     6.00%     6.25%     6.50%
State       tax rate of...             equals a taxable investment yielding...
AZ          12.58%            6.01%    6.29%     6.58%     6.86%     7.15%     7.44%
CA          13.60             6.08     6.37      6.66      6.94      7.23      7.52
FL          10.00             5.83     6.11      6.39      6.67      6.94      7.22
MA          14.77             6.16     6.45      6.75      7.04      7.33      7.63
MI          13.69             6.08     6.37      6.66      6.95      7.24      7.53
NJ          11.26             5.92     6.20      6.48      6.76      7.04      7.32
NY          13.60             6.08     6.37      6.66      6.94      7.23      7.52
OH          12.67             6.01     6.30      6.58      6.87      7.16      7.44
PA          12.52             6.00     6.29      6.57      6.86      7.14      7.43

                             HIGHEST COMBINED RATES

          At a                             A tax-free yield of
          combined        5.25%    5.50%     5.75%     6.00%      6.25%       6.50%
State     tax rate of...            equals a taxable investment yielding...
AZ        41.69%          9.00%    9.43%      9.86%    10.29%     10.72%      11.15%
CA        44.31           9.43     9.88      10.33     10.77      11.22       11.67
FL        38.60           8.55     8.96       9.36      9.77      10.18       10.59
MA        41.85           9.03     9.46       9.89     10.32      10.75       11.18
MI        41.12           8.92     9.34       9.77     10.19      10.61       11.04
NJ        42.51           9.13     9.57      10.00     10.44      10.87       11.31
NY        42.81           9.18     9.62      10.05     10.49      10.93       11.37
OH        43.21           9.24     9.68      10.13     10.57      11.01       11.45
PA        40.32           8.80     9.22       9.63     10.05      10.47       10.89

The tax rates shown are based on 2002 federal and state income tax rates. Actual tax brackets may be higher due to the phaseout of personal exemptions and limitations on the deductibility of itemized deductions over certain ranges of income. The tables assume deductibility of state taxes on the federal return. Your actual bracket will vary, depending on your income, exemptions and deductions. Consult your tax advisor. Tax-free yields shown are for illustration purposes only and are not meant to represent or predict actual results of an investment in any of the Eaton Vance Insured Municipal Bond Funds. The lower your combined federal and state tax rate, the less you can take advantage of tax-free investing, which can be seen by comparing the taxable equivalent yields in the table at left with those in the table at right. The tables do not take into account the effects of capital gains taxes, and no city, excise or intangible tax rates are included in the tax rates presented. In addition, the Funds may invest in securities that are not exempt from federal or state income taxes, although they do not intend to do so to a significant degree. Source:
Eaton Vance.

EATON VANCE INSURED MUNICIPAL BOND FUNDS

INVESTMENT-GRADE PORTFOLIOS 100% EXEMPT FROM FEDERAL ALTERNATIVE MINIMUM TAX

                    Airports - Schools - Roadways - Bridges - Medical Facilities

Insured municipal bond yields are over 101%* of those from long-term Treasuries. Why pay taxes?

*At 9/30/02

                                  KEY FEATURES

- ATTRACTIVE TAX-EXEMPT MONTHLY INCOME--EACH EATON VANCE INSURED MUNICIPAL BOND FUND IS DESIGNED TO PROVIDE INCOME FREE FROM REGULAR FEDERAL INCOME TAX, INCLUDING ALTERNATIVE MINIMUM TAX, AND, FOR STATE FUNDS, STATE AND LOCAL TAXES FOR RESIDENTS OF THAT STATE.

- QUALITY OF PROFESSIONALLY MANAGED, INVESTMENT-GRADE PORTFOLIOS--EACH FUND INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL OBLIGATIONS OF THE HIGHEST INVESTMENT-GRADE (AAA/Aaa).

- PREDOMINANTLY INSURED--EACH FUND INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL OBLIGATIONS INSURED AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL.

- EMPHASIS ON CURRENT YIELD AND VALUE INVESTING MAY MEAN ENHANCED TOTAL RETURN-- TO ENHANCE PERFORMANCE, THE FUNDS SEEK MUNICIPAL BONDS THAT ARE UNDERVALUED IN THE MARKETPLACE. THERE IS NO ASSURANCE THE FUNDS' OBJECTIVES WILL BE ATTAINED.

-     PREMIER ADVISER--EATON VANCE HAS BEEN MANAGING MUNICIPAL BOND FUNDS SINCE
      1978.

- DAILY LIQUIDITY--THE FUNDS EXPECT TO BE LISTED ON THE AMERICAN STOCK EXCHANGE. (APPLICATION PENDING)


OBJECTIVE: The Eaton Vance Insured Municipal Bond Funds are newly organized closed-end investment companies that seek to provide current income exempt from federal income tax, including alternative minimum tax, and, for state funds, state and local taxes.* They invest primarily in the highest quality municipal bonds of which are insured as to the payment of interest and principal.

Municipal bonds are debt obligations issued by or on behalf of the states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies, or instrumentalities, the interest on which is exempt from federal income tax, including alternative minimum tax, and, where applicable, state and local taxes. These securities are used to finance public projects, like building schools, highways, hospitals and bridges. By investing in municipal bonds, you invest in our nation's future and in a better quality of life.

* A portion of income from each Eaton Vance Insured Municipal Bond Fund may be subject to federal income and/or state and local taxes. Investors who purchase the appropriate State Fund for their state of residency will receive income exempt from both federal and respective state and, where applicable, local taxes. Distributions of any taxable net investment income and net short-term capital gains are taxable as ordinary income.

                               INVESTMENT APPROACH

- Under normal market conditions, at least 80% of each Fund's assets will be invested in municipal debt obligations insured** as to principal and interest payments by insurers having claims-paying ability rated Aaa/AAA.

- At least 80% of assets will be invested in municipal securities of the highest investment grade at the time of investment (i.e., rated Aaa by Moody's Investor Service, Inc., or AAA by either Standard & Poor's Ratings Group or by Fitch Ratings) or, if unrated, determined by Eaton Vance to be of comparable quality. The Funds' investments in unrated obligations will be more dependent on the expertise and analytical abilities of Eaton Vance than investments in rated obligations.

- Up to 20% of each Fund's assets will be invested in investment-grade municipal obligations (i.e., rated below Aaa/AAA, but no lower than Baa/BBB by Moody's, Standard & Poor's or Fitch; no lower than A for the California Fund) and unrated municipal obligations considered to be of comparable quality by Eaton Vance and/or municipal obligations that are uninsured. The Funds may invest up to 10% initially in residual interest bonds. See Risks. The Funds do not invest in tobacco bonds.

** Insurance does not protect the market value of such obligations or the net asset value of a Fund.

             ADVANTAGES OF A PROFESSIONALLY MANAGED MUNICIPAL FUND

Beyond providing ready access to a broad market of securities, professionally managed funds, like the Eaton Vance Funds, offer investors many attractive advantages over purchasing individual insured municipal bonds, including monthly income, diversification among different issuers and daily liquidity.

Perhaps more important are the advantages of active management by dedicated municipal bond specialists who concentrate full time on seeking opportunities in the municipal bond market.

[PHOTO OF PLANE]

Investors should be aware that individual bonds, when held to maturity, offer both a fixed principal value and rate of return. Conversely, a bond fund does not offer a fixed rate of return and shares, when sold, may be worth more or less than their original cost.

                                 VALUE INVESTING

Eaton Vance has one of the strongest teams of research analysts, traders and portfolio managers in the industry devoted exclusively to analyzing municipal securities, including insured municipal bonds. The team's goal is to find municipal bonds of high quality that have been undervalued in the marketplace due to differing dynamics in individual sectors of the municipal bond market, municipal bond supply, and the structure of individual bonds, especially in regard to maturities, coupons, and call dates. The Eaton Vance team of professionals constantly monitors historical and current yield spreads to find relative value in the marketplace.

This research capability is key to identifying trends which impact the yield-spread relationships of all bonds, including those in the insured sector.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
  INVESTMENT-GRADE PORTFOLIOS 100% EXEMPT FROM FEDERAL ALTERNATIVE MINIMUM TAX
          Airports - Schools - Roadways - Bridges - Medical Facilities


                            A MANAGED FUND OR BONDS?

                             COMPARE THESE FEATURES

                                MANAGED         INDIVIDUAL
                               TAX-FREE         MUNICIPAL
                                 FUND             BONDS
                                 ----             -----
MONTHLY INCOME                    X                NO
                                 ----             -----
PROFESSIONAL MANAGEMENT           X                NO
                                 ----             -----
IN-DEPTH MARKET ANALYSIS          X                NO
                                 ----             -----
LIQUIDITY                         X            NOT ALWAYS
                                 ----             -----
DIVERSIFICATION AMONG
DIFFERENT ISSUERS*                X                NO
                                 ----             -----
FREE DIVIDEND &
CAPITAL GAIN REINVESTMENT         X                NO
                                 ----             -----
POTENTIAL FOR
INCREASED INCOME
THROUGH LEVERAGE                  X                NO
                                 ----             -----
LOWER-COST ACCESS                 X                NO
                                 ----             -----

Investors should be aware that individual bonds, when held to maturity, offer both a fixed principal value and rate of return. Conversely, a bond fund does not offer a fixed rate of return and shares, when sold, may be worth more or less than their original cost.

*The Eaton Vance Insured Municipal Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940. See Risks.


                               THE CLOSED-END FUND
                                    ADVANTAGE

[PHOTO OF BRIDGE]

Closed-end funds have greater flexibility than open-end funds, including the ability to remain more fully invested and to use financial leverage. The ability to borrow at short-term tax-exempt rates and invest at generally higher long-term tax-exempt rates enables closed-end funds, like the Eaton Vance Insured Municipal Bond Funds, to offer investors enhanced yield potential over other municipal investments. Investors searching for yield may find the Funds' taxable-equivalent yield potential compelling. In addition, the Funds' closed-end structure is a benefit because it protects the Funds from the continuous inflow and outflow of assets that can complicate portfolio management.


                             HIGHER YIELD POTENTIAL

Each Fund expects to utilize financial leverage by issuing preferred stock (on which the Fund will pay a generally lower short-term tax-exempt yield) and investing the proceeds at typically higher long-term tax-exempt yields.

Each Fund intends to utilize financial leverage initially of up to approximately 38% of its total assets (including the amount obtained through leverage). Each may also utilize other transactions, such as purchasing when-issued securities, residual interest bonds and futures contracts, which may have the effect of leverage.

Although the Funds' leveraged capital structure offers the opportunity for increased current income, it also involves risks. See Risks.

                                 AMERICAN STOCK
                                EXCHANGE LISTING

To provide daily liquidity, the Funds have applied for listing of their shares on the AMEX. (See proposed symbols on the front cover.) The shares of closed-end funds frequently trade at a discount to net asset value. This risk may be greater for investors selling their shares shortly after completion of the public offering. See Risks.

                                  EXPERIENCED
                              PORTFOLIO MANAGEMENT

[PHOTO OF FREEWAY]


Eaton Vance was one of the first municipal bond fund managers, having managed such funds since 1978. Eaton Vance's 25-person municipal bond team includes five portfolio managers, three traders and nine credit specialists, who are responsible for managing approximately $8.9 billion in municipal securities.* Eaton Vance has one of the strongest teams of research analysts in the industry devoted exclusively to analyzing municipal securities. With 41 open-end and 13 closed-end municipal bond funds under supervision, the team has experience managing a wide range of municipal securities. The emphasis on research and continuing credit analysis on each portfolio holding enables Eaton Vance's portfolio managers to take advantage of yield and capital appreciation opportunities generated through investment research.


                                     PREMIER
                               INVESTMENT ADVISER

Eaton Vance Management, a subsidiary of Eaton Vance Corp., is the Funds' investment adviser. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. Eaton Vance and it affiliates currently have over $53 billion* in assets under management.

*At 9/30/02

                          WHY INVEST IN AN EATON VANCE
                        INSURED MUNICIPAL BOND FUND NOW?


3
                         HIGH-QUALITY INSURED PORTFOLIOS

Each Eaton Vance Insured Municipal Bond Fund invests 100% of its assets in investment-grade municipal securities. At least 80% of assets are invested in municipal obligations of the highest investment grade (Aaa/AAA) and insured as to the timely payment of interest and principal. Insurance does not protect the market value of such obligations or the net asset value of a Fund.

As rated by Moody's Investor Services, Inc., Standard & Poor's Ratings Group or by Fitch Rating or, if unrated, determined by Eaton Vance to be of comparable quality.


4
                        AVOID THE ALTERNATIVE MINIMUM TAX

The federal alternative minimum tax (AMT) was originally devised to reduce certain deductions for high-income taxpayers and to make everyone with significant income pay some federal income tax. Because it is not indexed for inflation, over time, the AMT has affected more and more taxpayers. As a result, an insured municipal bond portfolio 100% exempt from AMT may hold significant appeal to a rising number of filers who are, or may be, subject to the AMT.

                 THE IMPACT OF THE ALTERNATIVE MINIMUM TAX (AMT)

Year       Returns Filed           Tax Paid
             (Millions)     (Billions of Nominal $)
             ----------     -----------------------
1990             0.1                $ 0.8
2001             1.5                $ 6.4
2010            17.0                $38.2

Sources: For historical data: Internal Revenue Service, Statistics of Income Bulletin, various issues, and Economic Report of the President (2001); for projections: Congressional Budget Office (2001); Rebelein and Tempalski (2001) (AMT numbers); Zaffino (2000) (individual income tax total). Figures for 2001 and 2010 are projections.


5
                 THE CLOSED-END STRUCTURE PROVIDES AN EFFECTIVE
                       WAY OF INVESTING IN MUNICIPAL BONDS

Closed-end funds can remain fully invested, are not subject to inflows and outflows of assets and can utilize a leveraged capital structure, which provides greater flexibility in portfolio management than open-end mutual funds, resulting in the potential for enhanced returns.

Sources: Thomson Wealth Management; Lipper Inc. Returns are as of 9/30/02. Closed-end fund returns are based on the market returns of 118 national leveraged and non-leveraged closed-end municipal funds. Open- end fund returns are based on the NAV returns of 49 national, non-leveraged, open-end, insured front-load funds. Past performance is no guarantee of future results. It is not possible to invest directly in an index or average. Unlike the Funds, indices carry no management fees, account charges or other expenses. The Eaton Vance Insured Municipal Bond Funds will not seek to match the composition or performance of any such indices or averages. Performance of the various indices or averages should not be viewed as indicative of any of the Eaton Vance Insured Municipal Bond Funds. Total return is affected by changes in current yield, net asset value and market performance.


                          AVERAGE ANNUAL TOTAL RETURNS

                                 [PLOT POINTS]

                                     1 Year     3 Years     5 Years     10 Years
THOMSON CLOSED-END MUNICIPAL
NATIONAL INDEX                       10.68%      10.59%       6.19%        6.76%

LIPPER OPEN-END INSURED
MUNICIPAL DEBT FUNDS AVERAGE          8.38%       7.81%       5.58%        6.19%


6

           PORTFOLIO DIVERSIFIER WITH POTENTIAL FOR REDUCING RISK

Historically, when stocks have declined, insured municipal bonds have often risen in value. Adding an insured municipal bond fund to an overall portfolio may help lower overall investment risk.

Sources: Lehman Brothers; Lipper Inc. Returns are as of 9/30/02. Municipal bond returns are those of the Lehman Brothers Insured Municipal Bond Index, an unmanaged index that is a broad measure of performance of insured, investment-grade municipal bonds with maturities of at least one year. The S&P 500 Composite Index is an unmanaged index commonly used as a measure of U.S. stock market performance. It is not possible to invest directly in an index. Unlike the Funds, indices carry no management fees, account charges or other expenses. The Eaton Vance Insured Municipal Bond Funds will not seek to match the composition or performance of any such indices. Performance of an index should not be viewed as indicative of that of any of the Eaton Vance Insured Municipal Bond Funds. Past performance is no guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS

                                 [PLOT POINTS]

                                     1 Year     3 Years     5 Years     10 Years
LEHMAN BROTHERS INSURED
  MUNICIPAL BOND INDEX                9.66%       9.11%       6.89%        7.14%

S&P 500 COMPOSITE INDEX             -20.47%     -12.88%      -1.62%        8.99%


 Shares of the Eaton Vance Insured Municipal Bond Funds are not insured by the
    FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

                                     RISKS

Before investing, consult your investment representative about how the Funds differ from other investment companies regarding credit risk, liquidity, charges and expenses, and other issues of importance. Please read the prospectus carefully, especially Investment Objective, Policies and Risks.

No Operating History -- Each Fund is a closed-end investment company with no operating history and is designed for long-term investors, not as a trading vehicle.

Interest Rate and Market Risk -- The prices of municipal obligations tend to fall as interest rates rise. Securities with longer maturities or durations tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by a Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund's Shares. This risk is usually greater among municipal obligations with longer maturities or durations. Although each Fund has no policy governing the maturities or durations of its investments, each Fund expects that it will invest in a portfolio of longer-term securities. This means that each Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than coupon bonds that make regular interest payments. Because each Fund may invest in these types of debt securities, it may be subject to greater market risk than a fund investing only in current interest paying securities.

Income Risk -- The income investors receive from a Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If long-term interest rates drop, investors' income from the Fund over time could drop as well if the Fund purchases securities with lower interest coupons.

Call and Other Reinvestment Risks -- If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call (or prepay) their bonds before their maturity dates. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower-yielding security. If that were to happen, it could decrease the Fund's dividends and could affect the market price of Shares. Similar risks exist when a Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earnings rate.

Credit Risk -- Credit risk is the risk that one or more municipal bonds in a Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.

Liquidity Risk -- Although the Funds do not currently intend to do so, at times each Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. A Fund may not be able to readily dispose of such securities at prices approximating those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

Municipal Bond Market -- Certain obligations in which the Funds will invest will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. Therefore, the amount of public information available about portfolio securities will be limited, and the performance of the Funds is more dependent on the analytical abilities of Eaton Vance than would be the case for an investment company that invests primarily in registered or exchange-listed securities.

Municipal Bond Insurance -- In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the Fund's portfolio. Any such downgrade could have an adverse impact on the net asset value and market price of a Fund's Shares. In addition, to the extent a Fund employs Portfolio Insurance, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. Each Fund does not expect these guidelines to prevent Eaton Vance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Concentration -- The National Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same state (or in a U.S. Territory) or in the same economic sector, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals, as well as obligations of the education and transportation sectors. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state, territory or economic sector.

Each State Insured Municipal Bond Fund primarily invests in municipal obligations of issuers located in its relevant state and may invest 25% or more of its total assets in municipal obligations of issuers located in the same U.S. territory or in the same economic sector, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals; and obligations of the education and transportation sectors. This may make a Fund more susceptible to adverse economic, political or regulatory occurrences affecting that respective state, a particular territory or economic sector.

Effects of Leverage -- The use of leverage through issuance of preferred shares by each Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Each Fund intends to use leverage to provide the holders of Shares with a potentially higher return. Leverage creates risks for holders of Shares, including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in dividend rates on any preferred shares may affect the return to Shareholders. It is anticipated that preferred share dividends will be based on the yields of short-term municipal obligations, while the proceeds of any preferred share offering will be invested in longer-term municipal obligations, which typically have higher yields. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate.

Investment by a Fund in residual interest municipal obligations may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's income and distributions to Shareholders. In addition, under current federal income tax law, each Fund is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Fund to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. The fee paid to Eaton Vance will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares, so the fees will be higher when leverage is utilized.

Each Fund currently intends to seek a Aaa/AAA rating on any preferred shares from a rating agency. The Fund may be subject to investment restrictions of the rating agency as a result. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"). It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing the Fund's portfolio in accordance with its investment objective and policies.

Financial leverage may also be achieved through the purchase of certain derivative instruments. A Fund's use of residual interest municipal obligations and other derivative instruments exposes the Fund to special risks. Such transactions may result in the Fund earning taxable income or gains.

Market Price of Shares -- The shares of closed-end investment companies often trade at a discount from their net asset value, and the Funds' shares may likewise trade at a discount. The trading price of each Fund's shares may be less than the public offering price. This risk may be greater for investors who sell their shares in a relatively short period after completion of the public offering.

Non-Diversification -- Each Fund has registered as a "non-diversified" investment company under the 1940 Act. For federal income tax purposes, a Fund, with respect to up to 50% of its assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent a Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Certain Tax Considerations -- Distributions of any taxable net investment income and net short-term capital gains are taxable as ordinary income.

Anti-Takeover Provisions -- Each Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of such Fund or to change the composition of its Board of Trustees.

Additional Investment Practices -- The Funds may use investment practices that involve special considerations, including purchasing futures contracts and shares of other closed-end funds and investing in residual interest bonds, known as inverse floaters. Inverse floaters fluctuate to a greater extent in response to changes in interest rates than similar fixed-rate municipal bonds. Inverse floaters are volatile and may expose a Fund to leverage risk. The use of futures contracts may result in the Fund earning taxable income or gains.

The information contained herein and in each preliminary prospectus is incomplete and may be changed. We may not sell these securities until each of the registration statements filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting offers to buy each of these securities in any state where the offer or sale is not permitted. This is not an offering, which may only be made by a final prospectus. The final prospectus for each Fund should be read carefully before you invest or send money. The Funds involve a number of risks, including the risk of leverage, trading discount and default. The Funds may differ from other investment companies in terms of credit risk, liquidity, charges and expenses, and other important issues.

Consult the preliminary prospectus for each Eaton Vance Insured Municipal Bond Fund for more complete information, including risk considerations, charges and expenses. Preliminary prospectuses are available on request from your financial advisor, or you may obtain a copy from each Fund by calling 1-800-225-6265.


                  (C) Eaton Vance - The Eaton Vance Building -
                     255 State Street - Boston, MA 02109 -
                               www.eatonvance.com


1458-10/02                                                              CE-MBFCB

              EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                                          , 2002


                             ---------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC Inc.
                                 P.O. Box 43027
                           Providence, RI 02940-3027
                                 (800) 331-1710

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP


                              200 Berkeley Street


                                Boston, MA 02116

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)  Financial Statements:

             Not applicable.

(2)  Exhibits:

     (a)(1) Agreement and Declaration of Trust dated October 3, 2002 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-2 (File Nos. 333-100444 and 811-21227) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission (the "Commission") on October 9, 2002 (Accession No. 0000898432-02-000697) ("Initial Common Shares Registration Statement").

        (2) Amendment to Agreement and Declaration of Trust dated October 14, 2002 filed herewith.

     (b)(1) By-Laws are incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.

        (2)  Amendment to By-Laws dated October 14, 2002 filed herewith.

     (c)     Not applicable.

     (d) Form of Specimen Certificate for Common Shares of Beneficial Interest incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.

     (e)     Dividend Reinvestment Plan filed herewith.

     (f)     Not applicable.

     (g) Investment Advisory Agreement dated October 21, 2002 filed herewith.

     (h)(1)  Form of Underwriting Agreement to be filed by amendment.

        (2) Form of Master Agreement Among Underwriters to be filed by amendment.

        (3)  Form of Master Selected Dealers Agreement to be filed by amendment.

     (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

     (j)(1) Master Custodian Agreement with Investors Bank & Trust Company dated October 21, 2002 filed herewith.

        (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
             (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572 and 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and
             incorporated herein by reference.

        (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267 and 811-05808) filed April 3, 2002 (Accession No.
             0000940394-01-500126) and incorporated herein by reference.

     (k)(1) Amendment to the Transfer Agency and Services Agreement dated October 21, 2002 filed herewith.

        (2) Transfer Agency and Services Agreement dated December 21,1998 filed as Exhibit (k)(2) to Pre-Effective Amendment No. 1 of Eaton Vance Insured New York Municipal Bond Fund (File Nos. 333-92200 and 811-21148) filed July 26, 2002 (Accession No. 0000950135-02-003435)
             and incorporated herein by reference.

        (3)  Administration Agreement dated October 21, 2002 filed herewith.

        (4)  Form of Shareholder Servicing Agreement dated November   , 2002
             to be filed by amendment.

     (l) Opinion and Consent of Kirkpatrick & Lockhart LLP to be filed by amendment.

     (m)     Not applicable.

     (n)     Consent of Independent Auditors to be filed by amendment.

     (o)     Not applicable.

     (p) Letter Agreement with Eaton Vance Management to be filed by amendment.

     (q)     Not applicable.

     (r) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised June 4, 2002, filed as Exhibit (p) to Post-Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121 and 811-4443) filed July 24, 2002 (Accession No. 0000940394-02-000462) and incorporated herein by reference.

     (s)     Power of Attorney filed herewith.

Item 25. Marketing Arrangements

     See Form of Underwriting Agreement filed herewith.

Item 26. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering, some of which will be borne by the Adviser, are as follows:

     Registration and Filing Fees..............................  $
     Listing Fees..............................................   5000
     National Association of Securities Dealers, Inc. Fees.....
     Costs of Printing and Engraving...........................
     Accounting Fees and Expenses..............................
     Legal Fees and Expenses...................................
     Total.....................................................  $
                                                                 -----

Item 27. Persons Controlled by or Under Common Control

     None.

Item 28. Number of Holders of Securities

Set forth below is the number of record holders as of October   , 2002 of each
class of securities of the Registrant:

             Title of Class                            Number of Record Holders
             --------------                            ------------------------
Common Shares of beneficial interest, par                          0
value $0.01 per share


Item 29. Indemnification

     The Registrant's By-Laws filed in the Trust's Initial Common Shares Registration Statement contain and the Underwriting Agreement to be filed is expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

     Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

Item 31. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

Item 32. Management Services

     Not applicable.

Item 33. Undertakings

     1. The Registrant undertakes to suspend offering of Preferred Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Insured Pennsylvania Municipal Bond Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 25th day of October 2002.

                                       EATON VANCE INSURED PENNSYLVANIA
                                       MUNICIPAL BOND FUND


                                       By: /s/ Thomas J. Fetter*
                                          ------------------------
                                           Thomas J. Fetter
                                           President

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                Title                           Date
---------                                -----                           ----

 /s/ Thomas J. Fetter*         President (Principal Executive      October 25, 2002
---------------------------      Officer) and Trustee
Thomas J. Fetter

 /s/ James L. O'Connor*        Treasurer (Principal Financial and  October 25, 2002
---------------------------      Accounting Officer)
James L. O'Connor


 /s/ Jessica M. Bibliowicz*    Trustee                             October 25, 2002
---------------------------
Jessica M. Bibliowicz


 /s/ Donald R. Dwight*         Trustee                             October 25, 2002
---------------------------
Donald R. Dwight

 /s/ James B. Hawkes*          Trustee                             October 25, 2002
---------------------------
James B. Hawkes


 /s/ Samuel L. Hayes*          Trustee                             October 25, 2002
---------------------------
Samuel L. Hayes


 /s/ Norton H. Reamer*         Trustee                             October 25, 2002
---------------------------
Norton H. Reamer


 /s/ Lynn A. Stout*            Trustee                             October 25, 2002
---------------------------
Lynn A. Stout


* By: /s/ Alan R. Dynner
--------------------------------------
Alan R. Dynner (As attorney in-fact)

 INDEX TO EXHIBITS


     (a)(2) Amendment to the Agreement and Declaration of Trust dated October 14, 2002.

     (b)(2)  Amendment to By-Laws dated October 14, 2002.

     (e)     Form of Dividend Reinvestment.

     (g)     Investment Advisory Agreement dated October 21, 2002.

     (j)(1) Master Custodian Agreement with Investors Bank & Trust Company dated October 21, 2002.

     (k)(1) Amendment to the Transfer Agency and Services Agreement dated October 21, 2002.

        (3)  Administration Agreement dated October 21, 2002.

     (s)     Power of Attorney.